UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (Amendment No. )

Filed by the Registrant    [X]                 [ ]Confidential, For Use of the
Filed by a Party Other                            Commission Only (as permitted
that Registrant            __                     Rule 14a-6(e)(2))


Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               EDISON INTERNATIONAL
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
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     (2)  Aggregate number of securities to which transaction applies:
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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
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     (4)  Proposed maximum aggregate value of transaction:
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     (5)  Total fee paid:
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[ ]  Fee paid previously with preliminary materials:

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[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of filing.

     (1)  Amount previously paid:
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     (4)  Date Filed:
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


                 JOINT NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS


                                      AND


                              JOINT PROXY STATEMENT



                                 ANNUAL MEETINGS
                                  May 14, 2001

                                                                 April 19, 2001




Dear Shareholder:

         You are invited to attend the Edison International and Southern California Edison Company ("SCE") annual meetings of shareholders. The meetings will be held jointly on Monday, May 14, 2001, at the DoubleTree Hotel Ontario, 222 N. Vineyard Avenue, Ontario, California, at 1:30 p.m., Pacific Time. Please note the change in location and time.

         Your voting instructions and the applicable 2000 Annual Report are enclosed with this Joint Proxy Statement. The Joint Proxy Statement discusses the matters to be considered at the annual meetings. At the meetings, shareholders of Edison International and SCE will elect Directors who will be responsible for the direction of Company affairs until the next annual meetings.

         Your Board of Directors and Management recommend that you vote "FOR" the nominees for Directors listed in the Joint Proxy Statement.

         Whether or not you expect to attend the annual meetings, it is important that your shares be represented. If you hold shares in both Edison International and SCE, you will receive a proxy card for each Company.

         We are pleased to offer you options to vote your shares by mail, telephone or the Internet. To vote by mail, you may complete, sign, date and return the enclosed proxy card in the envelope provided. If you hold shares in your own name, or through the Edison International Dividend Reinvestment and Stock Purchase Plan or the SCE Stock Savings Plus Plan, you may vote by telephone or via the Internet by following the instructions on your proxy card. There is a special number assigned to you on the proxy card to safeguard your vote. Voting by telephone and via the Internet is available 24 hours a day, seven days a week, through midnight, May 13, 2001, except for Stock Savings Plus Plan shareholders who must vote by 5:00 p.m., Eastern Time, on May 9, 2001. If you hold your shares in an account with a broker or other nominee, you will receive separate instructions from that nominee which may also allow telephone and Internet voting.

         Your continued interest in the business of Edison International and SCE is appreciated.




    John E. Bryson                            Stephen E. Frank
    John E. Bryson                            Stephen E. Frank
    Chairman of the Board, President          Chairman of the Board, President
    and Chief Executive Officer               and Chief Executive Officer
    Edison International                      Southern California Edison Company


















                                    IMPORTANT


       In order to assure a quorum of shareholders at the annual meetings, please complete, sign, date and mail the enclosed card promptly; or (if available to you) give your instructions by telephone or the Internet as described on the enclosed card. If you mail the enclosed card, please sign (do not print) your name exactly as it appears on the card. When signing as attorney, executor, administrator, trustee or guardian, include your full title. Please have an authorized officer whose title is indicated sign for corporations, charitable institutions and governmental units. For partnerships, have a partner sign and indicate partnership status.

         ===============================================================
                         JOINT NOTICE OF ANNUAL MEETINGS
                                 OF SHAREHOLDERS
         ===============================================================


Date:      Monday, May 14, 2001

Time:      1:30 p.m., Pacific Time

Place:     DoubleTree Hotel Ontario
           222 N. Vineyard Avenue
           Ontario, California 91764


Matters to be voted upon by Edison International and Southern California Edison Company ("SCE") shareholders:

    o Election of 13 and 12 Directors, respectively - The names of the Director nominees are:


                John E. Bryson*                    Ronald L. Olson

                Warren Christopher                 James M. Rosser

                Stephen E. Frank                   Robert H. Smith

                Joan C. Hanley                     Thomas C. Sutton

                Carl F. Huntsinger                 Daniel M. Tellep

                Charles D. Miller                  Edward Zapanta

                Luis G. Nogales


               * John E. Bryson is a Director nominee for the
                 Edison International Board only.

       o Any other business that may properly come before the meetings.

Record Date:  Shareholders of record at the close of business on March 23, 2001, and valid proxyholders for those shareholders, are entitled to vote at the annual meetings.

Meeting Admission: The following individuals will be admitted to the meetings:

       o   Shareholders of record on the record date, and their spouses;

       o Individuals holding written proxies executed by shareholders of record on the record date;

       o Shareholders who provide a letter or account statement from their broker or other nominee showing that they owned stock held in the name of the broker or other nominee on the record date, and their spouses; and

       o Other individuals with the approval of the Edison International or SCE Secretary.


Shareholders which are companies or other entities are limited to three authorized representatives at the meetings. Cameras, recording devices and other electronic devices will not be permitted at the meetings.


Dated:  April 19, 2001

                                              For the Boards of Directors,



                                              BEVERLY P. RYDER
                                              BEVERLY P. RYDER, Secretary
                                              Edison International and
                                              Southern California Edison Company

                                TABLE OF CONTENTS


Introduction - Solicitation of Proxies.........................................1
Questions and Answers on Voting, Proxies, and Attendance.......................2
Election of Directors, Nominees for Election...................................6
Board Committees...............................................................9
Board Meetings and Attendance.................................................11
Board Compensation............................................................11
Stock Ownership of Directors and Executive Officers...........................14
Section 16(a) Beneficial Ownership Reporting Compliance.......................16
Stock Ownership of Certain Shareholders.......................................16
Executive Compensation........................................................17
     Summary Compensation Table...............................................17
     Option/SAR Grants in 2000................................................19
     Aggregated Option/SAR Exercises in 2000 and FY-End Option/SAR Values.....22
     Long-Term Incentive Plan Awards in Last Fiscal Year......................24
     Pension Plan Table.......................................................25
     Other Retirement Benefits................................................26
     Employment Contracts and Termination of Employment Arrangements..........27
Compensation and Executive Personnel Committees' Report on Executive
   Compensation...............................................................27
Compensation and Executive Personnel Committees' Interlocks and
  Insider Participation.......................................................31
Certain Relationships and Transactions of Nominees and Executive Officers.....32
Other Management Transactions.................................................32
Certain Legal Proceedings.....................................................32
Five-Year Stock Performance Graph.............................................33
Audit Committees' Report......................................................34
Independent Public Accountant Fees............................................35
Independent Public Accountants for 2001.......................................36
Shareholder Proposals and Nominations for 2002 Annual Meetings................36
Availability of Form 10-K and Other Information...............................36
Other Proposed Matters........................................................37
Appendix A:  Edison International Charter for the Audit Committee of the
                Board of Directors...........................................A-1
Appendix B:  Southern California Edison Company Charter for the Audit
                Committee of the Board of Directors..........................B-1

                              EDISON INTERNATIONAL
                       SOUTHERN CALIFORNIA EDISON COMPANY
                            2244 WALNUT GROVE AVENUE
                                  P. O. BOX 800
                           ROSEMEAD, CALIFORNIA 91770


     ======================================================================

                              JOINT PROXY STATEMENT

     ======================================================================


                     INTRODUCTION - SOLICITATION OF PROXIES

     This Joint Proxy Statement, proxy forms, voting instructions and the 2000 Annual Reports are being distributed together beginning April 19, 2001, to the Edison International and Southern California Edison Company shareholders for their annual meetings. The annual meetings will be held jointly on Monday, May 14, 2001, at the DoubleTree Hotel Ontario, 222 N. Vineyard Avenue, Ontario, California, at 1:30 p.m., Pacific Time. The Edison International and Southern California Edison Company Boards of Directors are soliciting proxies from you for use at their annual meetings, or at any adjournment or postponement of the meetings. Proxies allow properly designated individuals to vote on your behalf at an annual meeting. This Proxy Statement discusses the matters to be voted on at the annual meetings.

     In this Proxy Statement:

     o "Annual meeting" means the Edison International annual meeting of shareholders and the Southern California Edison Company annual meeting of shareholders, which are being held jointly.

     o   "SCE" means Southern California Edison Company.

     o "SSPP" means the SCE employee benefit plan known as the Stock Savings Plus Plan through which participants may hold Edison International shares.

     o "DRP" means the Edison International shareholder plan known as the Dividend Reinvestment and Stock Purchase Plan.

     o Holding shares in "street name" means your shares are held in an account through your broker, bank, fiduciary, custodian or other nominee, and you are considered the beneficial owner of those shares. Your name does not appear on the Companies' records as a shareholder.

     o Holding shares as a "registered" shareholder or "of record" means your shares are registered in your own name directly with the Companies rather than in street name, and that stock certificates are issued in your own name. Shares held in your DRP plan account are also included.

            QUESTIONS AND ANSWERS ON VOTING, PROXIES, AND ATTENDANCE

Q:   What am I voting on?

A: You are voting on the election of 13 Directors for Edison International and 12 Directors for SCE and any other matters properly brought before the meetings. The election of Directors is Item 1 on the proxy card.

Q.   Who can vote?

A. All registered shareholders at the close of business on March 23, 2001, are entitled to vote at the meeting. Holders of Edison International's Common Stock are entitled to one vote per share on each item of Edison International business. On each item of SCE business, holders of SCE Cumulative Preferred Stock are entitled to six votes per share; holders of SCE $100 Cumulative Preferred Stock are entitled to two votes per share; and holders of SCE Common Stock are entitled to one vote per share. Shareholders who hold shares that are not registered in their own name will give voting instructions to the registered shareholders. Shares held by participants in the SSPP are registered in the name of the plan trustee and will be voted in its capacity as the stock fund investment manager. Fractional shares, such as those held in the SSPP and in the DRP, may not be voted. All shares of SCE Common and Preferred Stocks vote together as one class.

Q:   Who can attend the meeting?

A: All shareholders on the record date, or their duly appointed proxies, may attend the meeting. Shareholders' spouses are also welcome. Seating, however, is limited. All shareholders must check in at the registration desk at the meeting. The registration desk will open at 10:30 a.m., Pacific Time. If you are a registered or SSPP shareholder, an admission pass is included with these materials, and you will present your pass at the registration desk for admission. If you do not have an admission pass and you are a registered shareholder, we will be able to verify your share ownership from the share register upon presentation of proper identification. If your shares are not registered in your name, you will need to bring a letter or an account statement from your broker, plan trustee or other nominee reflecting your stock ownership as of the record date and to provide proper identification. A shareholder which is a corporation, partnership, association or other entity is limited to three authorized representatives at the annual meeting. Cameras, recording devices and other electronic devices will not be permitted at the meeting. Additional security measures are being implemented for the meeting; please excuse any inconvenience.

Q:   How do I vote?

A: If you are a registered or SSPP shareholder, you may choose one of the following ways to cast your vote:

     o  By mail:      Complete, date, sign and mail the proxy/voting
                      instruction card in the enclosed postage prepaid envelope.

     o  By telephone: Call 1-877-779-8683 toll free from the U.S. and Canada.
                      Call 1-201-536-8073 from outside the U.S. and Canada.

     o  Via the Internet: Access the Edison International World Wide Web site
                          http://www.eproxyvote.com/eix
                          Access the SCE World Wide Web site
                          http://www.eproxyvote.com/sce

     Registered shareholders have a fourth option to cast their vote:

     o By ballot at the meeting: Attend the annual meeting and complete a written ballot distributed at the meeting.

     If you vote by telephone or via the Internet, follow the instructions on the enclosed card. You will be asked to enter a specially assigned control number on the proxy card. Additionally, if you vote by telephone, you will receive recorded instructions, and if you vote via the Internet, an electronic proxy card. Voting by telephone and via the Internet is available 24 hours a day, seven days a week, through midnight, May 13, 2001, except for SSPP shareholders who must vote by 5:00 p.m., Eastern Time, on May 9, 2001.

     By voting by mail, telephone or the Internet, you will authorize the individuals named on the proxy card, referred to as the proxies, or the SSPP trustee in its capacity as stock fund investment manager to vote your shares according to your instructions. You are also authorizing those persons to vote your shares on any other matter properly presented at the meeting.

     If you hold shares in street name, you will provide voting instructions as follows:

     o  By mail: On cards received from your broker or other nominee.

     o By telephone or via the Internet: If offered by your broker or other nominee.

     o By ballot at the meeting: If you request a legal proxy from your broker or other nominee and deliver the proxy to the inspector of election before or at the meeting.

     Under California law, you may transmit a proxy by telephone or via the Internet if authorized by you or your attorney in fact. SHAREHOLDERS WHO VOTE BY TELEPHONE OR OVER THE INTERNET SHOULD NOT MAIL THE PROXY CARD.

Q: What happens if I return my proxy or vote by mail, telephone or the Internet, but I do not indicate my voting preference?

A: If you return your proxy or vote by mail and do not indicate how you wish to vote for the nominees for Director, the proxies and SSPP trustee will vote FOR election of all the nominees for Director (Item 1). If you enter your control number by telephone or on the Internet and do not indicate how you wish to vote for the nominees for Director, your shares will not be voted on the election.

Q:   What happens if I do not return my proxy or provide voting instructions?

A: If you are a registered shareholder and you do not deliver voting instructions to a designated proxy or cast a ballot at the annual meeting, your shares will not be voted. If you are an SSPP shareholder and you do not deliver voting instructions to the trustee, the trustee as stock fund investment manager may vote your shares as it chooses. If you hold your shares in street name and you do not instruct your broker or other nominee how to vote your shares, the registered owner may be authorized to vote your shares as it chooses on the matters to be considered at the meeting. If your broker lacks this discretionary authority to vote on an item and properly indicates this to us, we call this a "broker nonvote" on that item.

Q:   What if I vote and then change my mind?

A:   If you are a registered shareholder, you can revoke your proxy by:

     o   Writing to the Edison International or SCE Secretary;

     o   Voting again via mail, telephone or the Internet; or

     o   Voting in person at the annual meeting.

     Your last vote will be the vote that is counted.

     If you are an SSPP shareholder, you can revoke your voting instructions by voting again via mail, telephone or the Internet by 5:00 p.m., Eastern Time, on May 9, 2001.

     If you hold shares in street name, you should contact the registered shareholder before the annual meeting to determine whether you can change your voting instructions.

Q:   How many votes do you need to hold the meeting?

A: As of the record date, March 23, 2001, Edison International had 325,791,958 shares of Edison International Common Stock outstanding and entitled to vote. SCE had 5,150,198 shares of Cumulative Preferred Stock, 2,557,000 shares of $100 Cumulative Preferred Stock, and 434,888,104 shares of SCE Common Stock outstanding and entitled to vote.

     The holders of the Edison International Common Stock have the right to cast a total of 325,791,958 votes. The holders of the SCE Cumulative Preferred Stock have the right to cast a total of 30,901,188 votes, the holders of the SCE $100 Cumulative Preferred Stock have the right to cast a total of 5,114,000 votes, and the holder of the SCE Common Stock, Edison International, has the right to cast a total of 434,888,104 votes. Voting together as a class, the SCE shareholders have the right to cast a total of 470,903,292 votes.

     A quorum is required to transact business at the annual meeting. The presence at the annual meeting, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast constitutes a quorum. If you properly return your proxy by mail, by telephone or via the Internet, you will be considered part of the quorum, even if you abstain from voting or withhold votes, and the proxies will vote your shares as you have indicated. If a broker or other nominee holding your shares in street name votes your shares or returns a properly executed proxy representing your shares, your shares will be considered as present and part of the quorum, even if your broker or other nominee does not indicate a voting preference, or otherwise abstains or withholds votes, on any or all matters.

Q:   What vote is required to adopt the proposal at the meeting?

A: On Item 1, the Election of Directors, the 13 and 12 nominees receiving the highest number of affirmative or "for" votes will be elected as Directors of Edison International and SCE, respectively. Votes withheld for any of the nominees, abstentions or broker nonvotes will have the effect of reducing the number of affirmative votes a candidate might otherwise have received.

Q:   Who will count the votes?

A: EquiServe Trust Company, N.A., will tabulate the votes and act as the inspector of election. To protect the confidentiality of votes cast under the SSPP, Edison International will not have access to any of the SSPP shareholders' voting instructions, and SSPP voting results will only be reported in the aggregate.

Q:   What shares are included on the proxy card?

A: If you hold shares in both Edison International and SCE, you will receive a card for each Company. The shares listed on your card(s) represent all the shares of common stock and preferred stock registered in your name (as distinguished from those held in street name), all whole shares held in the DRP, and all whole shares held in the SSPP. You will receive separate cards from your broker or other nominee if you hold shares in street name.

Q:   What does it mean if I get more than one proxy card?

A: It indicates that your shares are held in more than one account, such as two brokerage accounts, and registered in different names. You should vote each of the proxy cards to ensure that all of your shares are voted.

Q:   How much did this proxy solicitation cost?

A: Edison International and SCE have retained Corporate Investment Communications, Inc., to solicit proxies from shareholders at an estimated fee of $10,000 plus expenses. (This fee does not include the costs of printing and mailing the proxy materials.) Edison International and SCE will pay all proxy solicitation costs. Some of the directors, officers and other employees of Edison International and/or SCE also may solicit proxies personally, by mail, by telephone or by other electronic means for no additional compensation, except for customary overtime pay. Edison International and SCE will also reimburse brokers and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of their stocks and obtaining voting instructions.

Q:   Whom can I call with any questions?

A: You may call Wells Fargo Bank at 1-800-347-8625 or visit their World Wide Web site at http://www.stocktransfer@wellsfargo.com

Q:   How does the Board recommend I vote?

A: The Edison International and SCE Boards recommend the election of their nominees for Directors listed in this Proxy Statement.

                              ELECTION OF DIRECTORS
                              Item 1 on Proxy Card

                              NOMINEES FOR ELECTION

     Thirteen and twelve Directors will be elected to the Edison International and SCE Boards, respectively, to hold office until the next annual meeting. Should any of the nominees become unavailable to stand for election as a Director, the proxies will have the authority to vote for substitute nominees as they choose.

     The nominees for Directors of Edison International and SCE are the same, except for Mr. Bryson who is a nominee for the Edison International Board only. A brief biography of each nominee is presented below.

JOHN E. BRYSON*
Chairman of the Board, President and Chief Executive Officer of Edison International and Chairman of the Board of Edison Mission Energy (electric power generation; a nonutility subsidiary of Edison International) (since 2000); Chairman of the Board and Chief Executive Officer of Edison International and SCE (1990-1999) Mr. Bryson has been a Director of Edison International since 1990. He is a Director of The Walt Disney Company, The Boeing Company, and Pacific American Income Shares, Inc. and LM Institutional Fund Advisors I, Inc. Mr. Bryson is a graduate of Stanford University and Yale Law School. Age 57.

WARREN CHRISTOPHER
Senior Partner of the law firm of O'Melveny & Myers (1958-1967, 1969-1977, 1981-1993, and since 1997); U. S. Secretary of State (1993-1997)
Mr. Christopher has been a Director of SCE from August 1971 through January 1977, from June 1981 through January 1993, and from May 1997 to date. He has been a Director of Edison International from April 1988 through January 1993 and from May 1997 to date. Mr. Christopher is a graduate of the University of Southern California and Stanford Law School. Age 75.

STEPHEN E. FRANK
Chairman, President and Chief Executive Officer of SCE (since 2000); President and Chief Operating Officer of SCE (1995-1999)
Mr. Frank has been a Director of Edison International and SCE since 1995. He is a Director of Washington Mutual, Inc., Associated Electric & Gas Insurance Services Limited, UNOVA, Inc., and LNR Property Corporation. Mr. Frank is a graduate of Dartmouth College and received his MBA degree from the University of Michigan. Age 59.

JOAN C. HANLEY
The Former General Partner and Manager of Miramonte Vineyards (1973-1998)
Mrs. Hanley has been a Director of SCE since 1980 and a Director of Edison International since 1988. She is a Director of the Harbor-UCLA Research and Education Institute. Mrs. Hanley is a graduate of the University of Washington. Age 68.


------------------------
* John E. Bryson is a nominee for Director of Edison International only.

CARL F. HUNTSINGER
General Partner of DAE Limited Partnership, Ltd. (agricultural management) (since 1986)
Mr. Huntsinger has been a Director of SCE since 1983 and a Director of Edison International since 1988. Mr. Huntsinger is a graduate of the Massachusetts Institute of Technology. Age 71.

CHARLES D. MILLER
Retired Chairman of the Board of Avery Dennison Corporation (manufacturer of self-adhesive products) (1998-April 2000); Chairman of the Board and Chief Executive Officer of Avery Dennison Corporation (1983-1998) Mr. Miller has been a Director of SCE since 1987 and a Director of Edison International since 1988. He is a Director of Avery Dennison Corporation, Nationwide Health Properties (Chairman), The Air Group, Mellon Financial Group-West Coast, and Korn/Ferry International. He is a graduate of Johns Hopkins University. Age 72.

LUIS G. NOGALES
President of Nogales Partners (a private equity investment company) (since 1990) Mr. Nogales has been a Director of Edison International and SCE since 1993. He is a Director of Adolph Coors Company, Arbitron Inc., KB Home, and Kaufman and Broad, France. Mr. Nogales is a graduate of San Diego State University and Stanford Law School. Age 57.

RONALD L. OLSON
Partner of the law firm of Munger, Tolles and Olson (since 1970)
Mr. Olson has been a Director of Edison International and SCE since 1995. He is a Director of Berkshire Hathaway, Inc., and Pacific American Income Shares, Inc. and LM Institutional Fund Advisors I, Inc. Mr. Olson is a graduate of Drake University and University of Michigan Law School and holds a Diploma in Law from Oxford University. Age 59.

JAMES M. ROSSER
President of California State University, Los Angeles (since 1979)
Dr. Rosser has been a Director of SCE since 1985 and a Director of Edison International since 1988. He is a Director of Sanwa Bank. Dr. Rosser holds three degrees from Southern Illinois University. Age 61.

ROBERT H. SMITH
Managing Director of Smith & Crowley, Inc. (merchant banking) (since 1992)
Mr. Smith has been a Director of SCE since 1987 and a Director of Edison International since 1988. He is a Director of Tarpanware International, Inc. Mr. Smith is a graduate of the University of Southern California and holds a Law Degree from Van Norman University. Age 65.

THOMAS C. SUTTON
Chairman of the Board and Chief Executive Officer of Pacific Life Insurance Company (since 1990)
Mr. Sutton has been a Director of Edison International and SCE since 1995. He is a Director of Newhall Land & Farming Company and The Irvine Company. Mr. Sutton is a graduate of the University of Toronto. Age 58.

DANIEL M. TELLEP
Retired Chairman of the Board of Lockheed Martin Corporation (aerospace industry) (1996)
Mr. Tellep has been a Director of Edison International and SCE since 1992. Mr. Tellep holds two degrees from the University of California at Berkeley and has completed studies at Harvard University. Age 69.

EDWARD ZAPANTA
Private Practice Physician (neurosurgical care) (since 1970)
Dr. Zapanta has been a Director of SCE since 1984 and a Director of Edison International since 1988. He is a Director of EastWest Bancorp, Inc., and is a trustee of the University of Southern California. Dr. Zapanta attended the University of California at Los Angeles and is a graduate of the University of Southern California School of Medicine. Age 61.

                                BOARD COMMITTEES

     The Edison International and SCE Board Committees are the Audit Committee, Compensation and Executive Personnel Committee, Executive Committee, Finance Committee and Nominating Committee. The composition of each Committee is the same for Edison International and SCE, except for the Executive Committee. Each Committee held the same number of meetings in 2000, unless otherwise indicated in the table below. This table describes the Boards' Committees.


                                                                                                             NUMBER OF
            COMMITTEE NAME                                                                                    MEETINGS
             AND MEMBERS                                     COMMITTEE FUNCTIONS                              IN 2000

Audit                                   o    Meets regularly with management, the independent public             4
     Daniel M. Tellep, Chair                 accountants, and the internal auditors to make inquiries
     Carl F. Huntsinger                      regarding the manner in which the responsibilities of
     Charles D. Miller                       each are being discharged.
     Robert H. Smith
     Thomas C. Sutton                   o    Recommends to the Boards the annual appointment of the
     Edward Zapanta                          independent public accountants, Committee charter
                                             revisions, and the inclusion of the
                                             year-end audited financial
                                             statements in the Annual Report on
                                             Form 10-K.

                                        o    Reviews with the independent public
                                             accountants the scope of audit and
                                             other engagements and the related
                                             fees, their independence, the
                                             adequacy of internal accounting
                                             controls, and the year-end audited
                                             financial statements.

                                        o    Reviews with management the audit
                                             plans and year-end audited
                                             financial statements.

                                        o    Reviews information provided on
                                             legal proceedings, environmental
                                             compliance, health and safety
                                             compliance, information technology
                                             security, legal compliance,
                                             business ethics monitoring and
                                             internal auditing programs.


Compensation and                        o    Reviews the performance and sets the compensation of the          Edison
Executive Personnel                          Executive Officers.                                         International: 11
     Robert H. Smith, Chair
     Charles D. Miller                  o    Approves the design of executive compensation programs.
     Luis G. Nogales
     James M. Rosser                    o    May elect designated officers and determine their
     Thomas C. Sutton                        compensation.                                                     SCE: 3
     Edward Zapanta


                                       9

                                        o    Participates in executive
                                             succession planning and management
                                             development.

                                        o    Has additional duties described in
                                             the "Compensation and Executive
                                             Personnel Committees' Report on
                                             Executive Compensation" below.


Executive                               o    Has all the authority of the Boards between meetings                1
     Edison International                    except to the extent limited by the California General
     --------------------                    Corporation Law.
     Warren Christopher, Chair
     John E. Bryson
     Carl F. Huntsinger
     Ronald L. Olson
     James M. Rosser
     Edward Zapanta
     SCE
     Warren Christopher, Chair
     Stephen E. Frank
     Carl F. Huntsinger
     Ronald L. Olson
     James M. Rosser
     Edward Zapanta


Finance                                 o    Regularly reviews the financial structure of their                  3
     Luis G. Nogales, Chair                  respective company.
     Joan C. Hanley
     Ronald L. Olson                    o    The Edison International Finance Committee reviews the
     James M. Rosser                         financial planning process and investment outlook for
     Thomas C. Sutton                        Edison International and its nonutility subsidiaries,
     Daniel M. Tellep                        and approves certain committed investments.

                                        o    The SCE Finance Committee reviews
                                             the five-year capital expenditure
                                             outlook, financing plans, total
                                             revenue requirements, and earnings
                                             trends of SCE as well as approving
                                             certain capital projects.


                                       10

Nominating                              o    Periodically consults with management, reviews                      2
     Joan C. Hanley, Chair                   shareholder suggestions of Director candidates, and
     Warren Christopher                      makes recommendations regarding Board composition and
     Carl F. Huntsinger                      selection of candidates for election.
     Charles D. Miller
     Ronald L. Olson


     For consideration by the Nominating Committees, shareholder suggestions for Director candidates should be submitted in writing to the Secretary of Edison International and/or SCE. The deadlines and additional procedures for shareholder nominations are in "Shareholder Proposals and Nominations for 2002 Annual Meetings" below.

                          BOARD MEETINGS AND ATTENDANCE

     During 2000, the Edison International Board met 15 times, and the SCE Board met 11 times.

     During 2000, all current Directors attended 75% or more of all Edison International and SCE Board and applicable Committees' meetings.

                               BOARD COMPENSATION

     Directors who are employees of Edison International or SCE are not paid additional compensation for serving as Directors. Non-employee Directors are compensated as described below.

Fees

     During 2000, each non-employee Director was paid as follows:

     o   an annual Board retainer of $25,000,

     o   an annual retainer of $3,000 to Board Committee chairpersons,

     o an annual Executive Committee retainer of $2,000 to Executive Committee members,

     o   $1,500 for each Board meeting attended,

     o   $1,000 for each Board Committee meeting attended, and

     o   $1,500 for any other business meetings attended as a Director.

     Non-employee Directors serve on both the Edison International Board and the SCE Board and the same Committees of each Board. Non-employee Directors receive only one retainer and, if the meetings of the Boards or the same Committees of each Company are held concurrently or consecutively, they receive only one meeting fee. It is the usual practice of Edison International and SCE that meetings of the Edison International and SCE Boards are held together or consecutively and a single meeting fee is paid to each non-employee Director for each set of meetings. Edison International and SCE Committee meetings are similarly managed. Directors are reimbursed for out-of-pocket expenses they incur serving as Directors.

Equity Compensation Plan

     Under terms of the Edison International Equity Compensation Plan, each non-employee Director of Edison International and SCE is automatically granted upon election or reelection to the Boards:

     o   500 shares of Edison International Common Stock, and

     o   300 deferred stock units.

     Directors serving on both Boards receive only one award of stock and deferred stock units per year. The deferred stock units are credited to the Director's deferred compensation plan account. Each stock unit represents the value of one share of Edison International Common Stock. Stock units accrue dividend equivalents that are converted to additional stock units under the plan. The stock units cannot be voted or sold. The deferred stock units will be distributed in cash in a lump sum upon the Director's retirement from the Boards unless the Director's request to receive distribution in the form of installments over 5, 10, or 15 years was previously approved. Resignation prior to retirement will result in a lump sum payment.

Deferred Compensation Plans

     1985 Deferred Compensation Plan

     SCE non-employee Directors were permitted to defer compensation earned from October 1, 1985, through December 31, 1989, under the terms of the SCE 1985 Deferred Compensation Plan for Directors. These amounts are deferred until the participant ceases to be a Director, dies or attains a predetermined age of at least 65, but not greater than 72. The account may be paid in installments of 10 or 15 equal annual installments or 120 or 180 equal monthly installments. If a participant dies before payments have begun, his or her beneficiary will receive the account payments over the term elected by the participant. In addition, the beneficiary will receive annual payments equal to 75% of the participant's total deferred commitment for ten years. If a participant dies after payments have begun, the remainder of his or her account will continue to be paid to the beneficiary. Following the completion of these payments, if the beneficiary is the surviving spouse, the person will be entitled to a five-year certain life annuity equal to 50% of the payments the participant had been receiving. If the beneficiary is someone other than a spouse, the payments will be made for five years only. All amounts payable under this plan are treated as obligations of SCE.

     Director Deferred Compensation Plan

     Non-employee Directors of Edison International and SCE are eligible to defer up to 100% of their Board compensation, including any retainers, and any meeting fees under the Edison International Director Deferred Compensation Plan. A grantor trust has been adopted to fund the deferred compensation liability. Amounts may be deferred until a specified year, retirement, death or discontinuance of service as a Director. Compensation deferred until a specified year is paid as a single lump sum. Compensation deferred until retirement or death may be paid as a single lump sum, in monthly installments of 60, 120, or 180 months, or in a combination of a partial lump sum and installments. Deferred compensation is paid as a single lump sum or in three annual installments upon any other discontinuance of service as a Director. All amounts payable under this plan are treated as obligations of Edison International.

     Preferential interest (interest considered under the Securities and Exchange Commission rules to be at above-market rates) was credited during 2000 to the plan accounts of the following Directors under the 1985 Deferred Compensation Plan and the Director Deferred Compensation Plan:

                                          Preferential Interest
                                   -----------------------------------
                                     1985 Plan          Director DCP
                                        ($)                 ($)
                                   -----------------------------------
        Warren Christopher              7,411                   0
        Joan C. Hanley                 76,208                   0
        Carl F. Huntsinger             76,208               5,272
        Ronald L. Olson                     0               1,937
        James M. Rosser                76,208               5,312
        Robert H. Smith                     0               2,336
        Thomas C. Sutton                    0               1,308
        Edward Zapanta                 76,208                 260


     Mr. Christopher was re-elected as a Director of Edison International and SCE in 1997 following distinguished service as U. S. Secretary of State. Retirement and deferred compensation benefit payments attributable to his prior service as a Director will continue to be paid. Any additional benefits accruing during his current term as a Director will be payable to Mr. Christopher in accordance with the terms of the plans in effect at the time of his subsequent retirement.

               STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table shows the number of equity securities of Edison International, SCE and any of their subsidiaries beneficially owned as of February 28, 2001, by the respective Directors and Executive Officers of Edison International and SCE. The table includes shares that can be acquired through April 29, 2001, through the exercise of stock options. Unless otherwise noted, each individual has sole voting and investment power.


                                                                       Amount and Nature of Beneficial Ownership (1)
                                                                    -----------------------------------------------------
                           Company and                                                                  Total Shares
Name                       Class of Stock                            Options      SSPP Shares (2)  Beneficially Owned (3)
----                       --------------                            -------      ---------------  ----------------------
John E. Bryson (4)         Edison International Common Stock         839,501          17,447             917,557  (5)
Warren Christopher         Edison International Common Stock                                               3,185  (6)
Theodore F. Craver, Jr.(4) Edison International Common Stock         103,751                             109,751  (7)
Bryant C. Danner (4)       Edison International Common Stock         269,451           3,600             280,051
John R. Fielder (4)        Edison International Common Stock         127,750          15,045             145,947
Alan J. Fohrer (4)         Edison International Common Stock         267,426          28,965             299,313
Robert G. Foster           Edison International Common Stock         106,350           4,319             110,669
Stephen E. Frank           Edison International Common Stock         354,500           6,774             366,274
Joan C. Hanley             Edison International Common Stock                                               9,094  (6)
Carl F. Huntsinger         Edison International Common Stock                                              14,037  (8)
Charles D. Miller          Edison International Common Stock                                              19,087  (9)
Luis G. Nogales            Edison International Common Stock                                               3,525
Ronald L. Olson            Edison International Common Stock                                              28,994  (10)
Harold B. Ray (4)          Edison International Common Stock         123,725           1,517             125,242
Richard M. Rosenblum (4)   Edison International Common Stock          64,825           1,706              66,532
James M. Rosser            Edison International Common Stock                                               8,100  (11)
Robert H. Smith            Edison International Common Stock                                              19,123  (12)
Thomas C. Sutton           Edison International Common Stock                                              30,217  (6)
Daniel M. Tellep           Edison International Common Stock                                              17,134  (6)
Edward Zapanta             Edison International Common Stock                                              14,277  (13)

All Directors and Executive Officers
of Edison International as a group (21 individuals)
                           Edison International Common Stock       2,224,231          83,916           2,559,494  (14)

All Directors and Executive Officers
of SCE as a group (22 individuals)
                           Edison International Common Stock       1,109,144          92,936           1,377,058  (15)

(1) No Director owns, no named Executive Officer owns, nor do the Directors and Executive Officers of Edison International or SCE as a group own in excess of 1% of the outstanding shares of any class of Edison International's, SCE's or any of their subsidiaries' outstanding equity securities.

(2) SSPP shares for which instructions are not received from any plan participant may be voted by the Edison International stock fund investment manager as it chooses.

(3)  Includes amounts listed in the first two columns.

(4) Mr. Bryson is a Director and Executive Officer of Edison International only. Messrs. Danner, Craver and Fohrer are Executive Officers of Edison International only. Messrs. Fielder, Ray, and Rosenblum are Executive Officers of SCE only.

(5) Includes 14,000 shares held as co-trustee of trust with shared voting and investment power, 6,000 shares held as trustee of trust with shared voting and sole investment power, 40,409 shares held as co-trustee and co-beneficiary of trust with shared voting and investment power, and 200 shares held by spouse with shared voting and investment power.

(6) Held as co-trustee and co-beneficiary of trust with shared voting and investment power.

(7) Includes 6,000 shares held as co-trustee and co-beneficiary of trust with shared voting and investment power.

(8) Includes 9,037 shares held as trustee and co-beneficiary with shared voting and sole investment power, and 5,000 shares held by spouse with shared voting and investment power.

(9) Includes 16,087 held as co-trustee and co-beneficiary of trust with shared voting and investment power, and 3,000 shares held in a foundation with shared voting and investment power which are not deemed beneficially owned under Section 16 of the Securities Exchange Act of 1934.

(10) Includes 3,994 shares held as co-trustee and co-beneficiary of trust with shared voting and investment power, 10,000 shares held in a 401(k) plan with shared voting and sole investment power, and 15,000 shares held in a foundation with shared voting and investment power which are not deemed beneficially owned under Section 16 of the Securities Exchange Act.

(11) Held as co-trustee and co-beneficiary with shared voting and sole investment power.

(12) Includes 5,900 shares held as co-trustee and co-beneficiary of trust with shared voting and sole investment power, 2,223 shares held by daughter with shared voting and investment power, 3,000 shares held by spouse with shared voting and investment power, and 5,000 held in a Pension Purchase Program with shared voting and sole investment power.

(13) Includes 4,278 shares held as co-trustee and co-beneficiary with shared voting and investment power.

(14) Includes 130,398 shares held as co-trustee and co-beneficiary of trust with shared voting and investment power, 14,000 shares held as co-trustee of trust with shared voting and investment power, 14,000 shares held as co-trustee and co-beneficiary of trust with shared voting and sole investment power, 9,037 shares held as trustee and co-beneficiary with shared voting and sole investment power, 6,000 shares held as trustee of trust with shared voting and sole investment power, 10,000 shares held in a 401(k) plan with shared voting and sole investment power, 5,000 shares held in a Pension Purchase Program with shared voting and sole investment power, 8,200 shares held by spouse with shared voting and investment power, 2,223 shares held by daughter with shared voting and investment power, and 18,000 shares held in a foundation with shared voting and investment power.

(15) Includes 83,989 shares held as co-trustee and co-beneficiary of trust with shared voting and investment power, 14,000 shares held as co-trustee and co-beneficiary of trust with shared voting and sole investment power, 9,037 shares held as trustee and co-beneficiary with shared voting and sole investment power, 10,000 shares held in a 401(k) plan with shared voting and sole investment power, 5,000 shares held in a Pension Purchase Program with shared voting and sole investment power, 8,000 shares held by spouse with shared voting and investment power, 2,223 shares held by daughter with shared voting and investment power, and 18,000 shares held in a foundation with shared voting and investment power.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Edison International and SCE Directors and certain officers, and persons who own more than 10% of a registered class of Edison International's or SCE's equity securities, are required to file ownership reports and changes in ownership of such securities with the SEC and one designated national securities exchange under Section 16(a) of the Securities Exchange Act. Based on a review of the reports and written representations from the Directors and those officers, Edison International and SCE believe that all Section 16(a) filing requirements were met during 2000, except that Mrs. Hanley filed one late report for one 1999 Edison International Common Stock transaction, and Mr. Miller filed two late reports for two separate 2000 Edison International Common Stock transactions.

                     STOCK OWNERSHIP OF CERTAIN SHAREHOLDERS

     The following are the only shareholders known by Edison International or SCE to beneficially own more than 5% of any class of either Companies' voting securities as of February 28, 2001, except as otherwise indicated:


                                                                                         Amount and
                                                                                         Nature of
                                                                                         Beneficial       Percent
  Class of Stock                           Name and Address of Shareholder               Ownership        of Class
  --------------                           -------------------------------             --------------     ---------

  SCE Common Stock                         Edison International                        434,888,104 (1)      100%
                                           2244 Walnut Grove Avenue
                                           Rosemead, California 91770

  Edison International Common Stock        State Street Bank and Trust Company          30,243,423 (2)      9.3%
                                           105 Rosemont Avenue
                                           Westwood, Massachusetts 02090


(1) Edison International became the holder of all issued and outstanding shares of SCE Common Stock on July 1, 1988, when it became the holding company of SCE. Edison International has sole voting and investment power over these shares.

(2) This information is based on a Schedule 13G, dated February 9, 2001, filed with the SEC. Acting in various fiduciary capacities, State Street reports that at December 31, 2000, it had sole voting power over 5,912,676 shares, sole investment power over 30,214,787 shares, shared voting power over 23,649,150 shares, and shared investment power over 28,636 shares. As of February 28, 2001, 25,486,898 shares of the class, or 7.8%, are held as the SSPP Trustee. SSPP shares are voted in accordance with instructions given by participants, whether vested or not. SSPP shares for which instructions are not received may be voted by the Edison International stock fund investment manager as it chooses. SSPP participants may not vote or give instructions how to vote fractional shares.

                             EXECUTIVE COMPENSATION
                         SUMMARY COMPENSATION TABLE (1)

     The following table presents information regarding compensation of the Chief Executive Officers of Edison International and SCE ("CEO"), and the other four most highly compensated Executive Officers of Edison International and SCE, for services rendered during 1998, 1999 and 2000. These individuals are referred to as "Named Officers" in this Joint Proxy Statement.


                                                                                 Long-Term Compensation
                                                                            ----------------------------------
                                               Annual Compensation                   Awards             Pay-
                                                                                                        outs
-------------------------------------- ------------------------------------ -------------------------- ------- -----------
(a)                             (b)       (c)         (d)          (e)         (f)           (g)        (h)       (i)
------------------------------ ------- ---------- ------------- ----------- ----------- -------------- ------- -----------
                                                                  Other        Re-       Securities               All
                                                                  Annual     stricted    Underlying     LTIP     Other
Name and                                                         Compen-      Stock       Options/      Pay-    Compen-
Principal Position(2)           Year    Salary       Bonus      sation(3)    Award(s)      SARs(4)      outs   sation(5)
                                          ($)         ($)          ($)         ($)           (#)        ($)       ($)
---------------------          ------- ---------- ------------- ----------- ----------- -------------- ------- -----------

John E. Bryson, Chairman        2000     950,000           0     91,938(6)     --         1,273,600     --      579,115
of the Board, President and     1999     900,000   1,260,000      78,422       --           267,800     --      461,909
CEO of Edison International     1998     860,000   1,000,000      70,550       --           160,000     --      481,899

Stephen E. Frank, Chairman      2000     617,000           0     76,538(7)     --           321,600     --       65,831
of the Board, President and     1999     593,000     711,600       1,114       --           117,700     --       49,793
CEO of SCE                      1998     565,000     559,400       1,109       --            69,600     --       61,255

Alan J. Fohrer, President and   2000     477,000           0      49,797       --           497,800     --       57,342
CEO of Edison Mission           1999     397,000     486,000          --       --            83,100     --       39,310
Energy                          1998     367,000     393,800          --       --            44,700     --       60,810

Theodore F. Craver, Jr.,        2000     375,000     100,000(8)       --       --           244,800     --       36,824
Senior Vice President, CFO      1999     305,000     347,100          --       --            53,000     --       24,189
and Treasurer of Edison         1998     290,000     228,400          --       --            25,000     --       24,084
International

Bryant C. Danner, Executive     2000     470,600           0    109,718(9)     --           483,100     --       61,361
Vice President and General      1999     435,000     534,000      84,187       --            83,100     --       44,328
Counsel of Edison               1998     415,000     433,500      77,935       --            44,700     --       70,530
International

Harold B. Ray,                  2000     390,000      50,000(8)       --       --           171,200     --       43,280
Executive Vice President        1999     372,000     446,400          --       --            73,800     --       43,176
of SCE                          1998     355,000     372,800          --       --            43,700     --       54,294

Robert G. Foster,               2000     322,500           0          --       --           128,900     --       55,595
Senior Vice President           1999     284,000     242,800          --       --            49,300     --       48,363
of Edison International and     1998     270,000     194,400          --       --            29,300     --       57,231
SCE

John R. Fielder,                2000     272,500           0          --       --           103,400     --       32,390
Senior Vice President           1999     260,000     231,400          --       --            45,200     --       23,810
of SCE                          1998     245,000     192,900          --       --            20,000     --       26,079

Richard M. Rosenblum,           2000     265,000           0          --       --           102,500     --       21,721
Senior Vice President           1999     250,000     197,500          --       --            43,400     --       15,997
of SCE                          1998     230,000     175,950          --       --            20,000     --      269,581

(1) For Edison International, the Named Officers for 2000 are John E. Bryson, Stephen E. Frank, Alan J. Fohrer, Theodore F. Craver, Jr., and Bryant C. Danner. For SCE, the Named Officers for 2000 are Stephen E. Frank, Harold
     B. Ray, Robert G. Foster, John R. Fielder and Richard M. Rosenblum.

(2) The principal positions shown are at December 31, 2000. On January 17, 2000, Mr. Fohrer resigned as Executive Vice President and Chief Financial Officer of Edison International and was elected President and CEO of Edison Mission Energy.

(3) Includes perquisites if in total they exceed the lesser of $50,000 or 10% of annual salary and bonus, plus reimbursed taxes. Each perquisite exceeding 25% of the total is separately described in footnotes below.

(4) The awards shown in Column (g) are Edison International nonqualified stock options for each Named Officer. The terms and conditions for the 2000 Option Awards are described in footnotes to the table below entitled "Options/SAR Grants in 2000."

(5) The amounts shown in column (i) for 2000 include contributions to the SSPP and a supplemental plan for eligible participants who are affected by SSPP participation limits imposed on higher paid individuals by federal tax law, preferential interest (that portion of interest that is considered under SEC rules to be at above-market rates) accrued on deferred compensation, vacation sale proceeds, Employee Stock Ownership Plan ("ESOP") dividend incentives (the ESOP is a component of the SSPP), electric vehicle incentives, benefit forfeiture allocations and forgiven loans in the following amounts:


                                                                        ESOP       Electric     Benefit
                                 Plan       Preferential  Vacation    Dividend     Vehicle    Forfeiture     Loan
                             Contributions    Interest      Sold     Incentives   Incentives  Allocations  Forgiven
                                  ($)           ($)          ($)         ($)         ($)          ($)         ($)
    ------------------------ -------------- ------------- ---------- ------------ ----------- ------------ ---------

    John E. Bryson              68,792        508,220           0        1,730           0         373          0
    Stephen E. Frank            42,380         23,151           0            0         300           0          0
    Alan J. Fohrer              33,540         23,743           0            0           0          59          0
    Theodore F. Craver, Jr.     23,440         13,137           0            0           0         247          0
    Bryant C. Danner            32,659         28,702           0            0           0           0          0
    Harold B. Ray               13,779         28,388           0        1,064           0          49          0
    Robert G. Foster            17,151          9,743       5,770            0           0          74     22,857
    John R. Fielder             17,547          7,900       5,240        1,584           0         119          0
    Richard M. Rosenblum        16,420          5,202           0            0           0          99          0


(6) Includes the following costs of providing Mr. Bryson's benefits: $33,149 under the Executive Survivor Benefit Plan and $22,076 for survivor benefits under the Executive Deferred Compensation Plan.

(7) Includes the following costs of providing Mr. Frank's benefits: $23,100 under the Executive Survivor Benefit Plan, $22,500 under the Estate and Financial Planning Program, and $17,074 for survivor benefits under the Executive Deferred Compensation Plan.

(8) Although no bonuses were paid under the Executive Incentive Compensation Plan to Executive Officers for 2000 performance, Mr. Craver and Mr. Ray received special recognition awards in acknowledgment of their significant contributions in 2000 to preserving the viability of the Companies during the financial crisis, and for retention purposes.

(9) Includes $30,633 which is the cost of providing Mr. Danner's survivor benefits under the Executive Deferred Compensation Plan.

                           OPTION / SAR GRANTS IN 2000

     The following table presents information regarding Edison International stock options granted during 2000 to the Named Officers pursuant to the Edison International Equity Compensation Plan and/or the Edison International 2000 Equity Plan adopted by the Edison International Board on May 18, 2000. No SARs were granted under the Equity Compensation Plan to any participant during 2000. SARs cannot be granted under the 2000 Equity Plan.


                                                                                                       Grant Date
                                         Individual Grants                                               Value
                                         -----------------                                              --------
  (a)                                  (b)               (c)             (d)             (e)              (f)
                                    Number of        % of Total
                                    Securities      Options/SARs                                         Grant
                                    Underlying       Granted to        Exercise                           Date
                                   Options/SARs       Employees        or Base        Expiration        Present
  Name                             Granted (1)         in 2000          Price          Date (2)        Value (3)
                                       (#)               (%)            ($/Sh)                            ($)
  ----                             -----------      ----------         -------        ----------       ---------

  John E. Bryson                     273,600(4)          2%             $25.1875      01/04/2010       1,444,308
                                   1,000,000(5)          7%             $20.0625      05/18/2010       5,820,000

  Stephen E. Frank                   106,600(4)          1%             $25.1875      01/04/2010         562,848
                                     215,000(5)          2%             $20.0625      05/18/2010       1,251,300

  Alan J. Fohrer                      83,100(4)          1%             $25.1875      01/04/2010         438,768
                                      14,700(6)          <1%            $27.1250      01/04/2010          84,231
                                     400,000(5)          3%             $20.0625      05/18/2010       2,328,000

  Theodore F. Craver, Jr.             43,900(4)          <1%            $25.1875      01/04/2010         231,792
                                      20,900(6)          <1%            $27.1250      01/04/2010         119,757
                                     180,000(5)          1%             $20.0625      05/18/2010       1,047,600

  Bryant C. Danner                    83,100(4)          1%             $25.1875      01/04/2010         438,768
                                     400,000(5)          3%             $20.0625      05/18/2010       2,328,000

  Harold B. Ray                       56,200(4)          <1%            $25.1875      01/04/2010         296,736
                                     115,000(5)          1%             $20.0625      05/18/2010         669,300

  Robert G. Foster                    38,900(4)          <1%            $25.1875      01/04/2010         205,392
                                      90,000(5)          1%             $20.0625      05/18/2010         523,800

  John R. Fielder                     33,400(4)          <1%            $25.1875      01/04/2010         176,352
                                      70,000(5)          1%             $20.0625      05/18/2010         407,400

  Richard M. Rosenblum                32,500(4)          <1%            $25.1875      01/04/2010         171,600
                                      70,000(5)          1%             $20.0625      05/18/2010         407,400


(1) Edison International nonqualified stock options granted in 2000 may be exercised when vested to purchase one share of Edison International Common Stock. In January 2000, the annual Option Awards were made, and in May 2000, special Option Awards were made in lieu of the 2001 and 2002 annual Option Awards. No dividend equivalents were included with these option grants.

     The Edison International Compensation and Executive Personnel Committee administers the Equity Compensation Plan and the 2000 Equity Plan and has sole discretion to determine all terms and conditions of any grant, subject to plan limits. It may substitute cash that is equivalent in value to the Option Awards and, with the consent of the executive, may amend the terms of any award, including the post-termination term, and the vesting schedule.

(2) All Option Awards are subject to earlier expiration upon termination of employment as described in footnotes (4) and (5) below.

(3) The estimated grant date values are based on the Black-Scholes Model, a mathematical formula used to value options. The Black-Scholes Model relies on several key assumptions to estimate the present value of options, including the volatility of the underlying security, the risk-free rate of return on the date of grant, the dividend yield, the risk of forfeiture and the estimated time period until exercise of the option. These estimated values are not a prediction of future stock price. The actual amount that an option holder may realize will depend on the value of Edison International Common Stock on the date the option is exercised, so there is no assurance that the value realized will be at or near the grant date value estimated by the Black-Scholes Model. The value that would have been realized by each of the Named Officers if they were able to exercise all of their "in-the-money" Edison International stock options on December 31, 2000, is shown in Column (e) of the table below entitled "Aggregated Option / SAR Exercises in 2000 and FY-End Option / SAR Values."

     The grant date value of each Edison International stock option for the January 3, 2000, Option Award was calculated to be $5.28 per option share using the Black-Scholes Model with the following assumptions: a volatility rate of 23.48%, a risk-free rate of return of 5.58%, a dividend yield of 4.02%, a risk of forfeiture factor of 0.9039 and an exercise date of ten years after the date of grant.

     The grant date value of each Edison International stock option for the January 18, 2000, Option Award was calculated to be $5.73 per option share using the Black-Scholes Model with the following assumptions: a volatility rate of 23.48%, a risk-free rate of return of 5.65%, a dividend yield of 4.02%, a risk of forfeiture factor of 0.9039 and an exercise date of ten years after the date of grant.

     The grant date value of each Edison International stock option for the May 18, 2000, Option Award was calculated to be $5.82 per option share using the Black-Scholes Model with the following assumptions: a volatility rate of 36.67%, a risk-free rate of return of 6.01%, a dividend yield of 4.21%, a risk of forfeiture factor of 0.9039 and an exercise date of ten years after the date of grant.

(4) The January 3, 2000, Option Awards are subject to a four-year vesting period with one-fourth of the total award vesting and becoming exercisable annually beginning on January 2, 2001. If an executive retires, dies, or terminates employment following a permanent and total disability (a "Separation Event") during the four-year vesting period, the unvested Option Awards will vest and be exercisable to the extent of 1/48 of the grant for each full month of service during the vesting period. Unvested Option Awards of Messrs. Bryson, Fohrer, Danner and Ray will vest and be exercisable upon a Separation Event. The vested Option Awards may continue to be exercised within their original term by the recipient or beneficiary following a Separation Event. If employment is terminated for reasons other than a Separation Event, Option Awards that were vested as of the prior anniversary date of the grant are forfeited unless exercised within 180 days of the date of termination. All unvested Option Awards are forfeited on the date of termination. The Option Awards of Messrs. Bryson, Frank, Fohrer, Craver, Danner and Foster are transferable to a spouse, child or grandchild.

     Appropriate and proportionate adjustments may be made by the Edison International Compensation and Executive Personnel Committee to the Option Award to reflect any impact resulting from various events such as corporate reorganizations and stock splits. If Edison International is not the surviving corporation in such a reorganization, all Option Awards then outstanding will become vested and be exercisable unless provisions are made as part of the transaction for the assumption or substitution of the Option Awards with options of the successor corporation with appropriate adjustments as to the number and price of the options.

     Notwithstanding the foregoing, the January 3, 2000, Option Awards provide that upon a change of control of Edison International after the occurrence of a "Distribution Date" under the Rights Agreement approved by the Edison International Board of Directors on November 21, 1996, and amended on September 16, 1999, the options will vest and will remain exercisable for at least two years following the Distribution Date. A Distribution Date is generally the date a person acquires 20% or more of the Common Stock of Edison International, or a date specified by the Edison International Board of Directors after commencement of a tender offer for 20% or more of such stock. In no event, however, may an Option Award be exercised beyond its original term.

(5) The May 18, 2000, Option Awards are subject to a five-year vesting period with one-fourth of the total award vesting annually beginning on May 18, 2002. The Option Awards may not be exercised prior to May 18, 2005, unless the closing price of Edison International Common Stock has averaged at least $25 per share over 20 consecutive trading days. If a Separation Event occurs during the five-year vesting period, the unvested Option Awards will vest and be exercisable (subject to the stock price appreciation requirement) to the extent of 1/60 of the grant for each full month of service during the vesting period, taking into consideration prior vesting and exercises (the "regular vesting rule"). Portions of the Option Awards of Messrs. Bryson, Fohrer and Danner covering 452,800 shares, 204,400 shares and 233,800 shares, respectively, will fully vest upon a Separation Event, but will not be exercisable before May 18, 2005 unless the stock price appreciation requirement described above is met. The remaining portions of the Option Awards of Messrs. Bryson, Fohrer, and Danner and all of the Option Award of Mr. Ray will vest and be exercisable upon a Separation Event in two equal blocks, referred to below as the 2001 block and the 2002 block. Both blocks will vest and be exercisable to the extent provided under the regular vesting rule if the Separation Event occurs prior to January 1, 2001. If the Separation Event occurs during 2001, the 2001 block will be fully vested and exercisable (subject to the stock price appreciation requirement), and the 2002 block will vest and be exercisable to the extent determined under the regular vesting rule. If the Separation Event occurs after 2002, both blocks will be fully vested and exercisable (subject to the stock price appreciation requirement). Following a Separation Event, vested Option Awards may be exercised within their original term by the recipient or beneficiary. If an executive terminates employment other than by a Separation Event, Option Awards that were vested as of the prior anniversary date of the grant are forfeited unless exercised within 180 days of the date employment is terminated. All unvested Option Awards are forfeited on the date employment is terminated. The Option Awards of Messrs. Bryson, Frank, Fohrer, Craver, Danner and Foster are transferable to a spouse, child or grandchild.

     Appropriate and proportionate adjustments may be made by the Edison International Compensation and Executive Personnel Committee to the Option Award to reflect any impact resulting from various events such as corporate reorganizations and stock splits. In the event of a change in control of Edison International, the May 18, 2000, Option Awards then outstanding will vest and be exercisable unless provisions are made as part of the transaction for the assumption or substitution of the Option Awards with options of the successor corporation with appropriate adjustments as to the number and price of the options. If an involuntary severance occurs during a protected period, but prior to a change in control, unvested Option Awards and vested Option Awards reaching the end of their 180-day exercise period will be suspended and unexercisable. If a change in control occurs within 24 months after the involuntary severance, the Option Awards will vest and be exercisable for 60 days after the change in control, or until the end of the 180-day period following employment termination, whichever date is later. In no event, however, may an Option Award be exercised beyond its original term.

(6) The January 18, 2000, Option Awards granted an additional increment of Edison International stock options to Mr. Fohrer and Mr. Craver upon their elections as President and Chief Executive Officer of Edison Mission Energy and Chief Executive Officer of Edison Enterprises, respectively. These Option Awards are subject to the same terms described in footnote (4) above.

                    AGGREGATED OPTION / SAR EXERCISES IN 2000
                         AND FY-END OPTION / SAR VALUES

     The following table presents information regarding the exercise of Edison International stock options during 2000 by any of the Named Officers, and regarding unexercised options held at year-end 2000 by any of the Named Officers. No SARs were exercised during 2000 or held at year-end 2000 by any of the Named Officers.


                  (a)               (b)             (c)                 (d)                   (e)
   -------------------------   --------------- -------------- ----------------------  --------------------
                                                                     Number of
                                                                     Securities             Value of
                                                                     Underlying           Unexercised
                                                                    Unexercised           In-the-Money
                                                                   Options / SARs      Options / SARs at
                                   Shares                          at FY-End (1)         FY-End (1)(2)
                                  Acquired         Value                (#)                   ($)
                                                              ----------------------  --------------------
   Name                         on Exercise      Realized          Exercisable /         Exercisable /
                                    (#)             ($)            Unexercisable         Unexercisable
   -------------------------   --------------- -------------- ----------------------  --------------------

   John E. Bryson                      --               --     664,151 / 1,554,449        101,100 / 0
   Stephen E. Frank                    --               --       281,026 / 444,674              0 / 0
   Alan J. Fohrer                      --               --       211,026 / 582,474         37,912 / 0
   Theodore F. Craver, Jr.             --               --        68,051 / 297,049              0 / 0
   Bryant C. Danner                    --               --       216,726 / 567,774         33,700 / 0
   Harold B. Ray                        0(3)    168,400(3)        80,301 / 248,399              0 / 0
   Robert G. Foster                     0(4)    257,360(4)        76,975 / 180,525              0 / 0
   John R. Fielder                  8,400(5)    643,179(5)       103,101 / 147,299         16,850 / 0
   Richard M. Rosenblum                --               --        40,850 / 145,050              0 / 0

(1) Each Edison International stock option may be exercised for one share of Edison International Common Stock at an exercise price equal to the fair market value of the underlying Common Stock on the date the option was granted. Dividend equivalents that may accrue on some of the Edison International stock options accumulate without interest and are paid in cash. The option terms for current year awards are discussed in footnotes
     (4) and (5) in the table above entitled "Option/SAR Grants in 2000."

(2) Edison International stock options have been treated as "in-the-money" if the fair market value of the underlying stock at year-end 2000 exceeded the exercise price of the options. The dollar amounts shown for Edison International stock options are the differences between (i) the fair market value of the Edison International Common Stock underlying all unexercised "in-the-money" options at year-end 2000 and (ii) the exercise prices of those options.

     The aggregate value at year-end 2000 of all accrued dividend equivalents, exercisable and unexercisable, for the Named Officers was:

                                                    $ / $
                                                --------------
                 John E. Bryson                 3,196,046 / 0
                 Stephen E. Frank               1,081,528 / 0
                 Alan J. Fohrer                 1,051,040 / 0
                 Theodore F. Craver, Jr.          183,658 / 0
                 Bryant C. Danner               1,103,294 / 0
                 Harold B. Ray                          0 / 0
                 Robert G. Foster                       0 / 0
                 John R. Fielder                        0 / 0
                 Richard M. Rosenblum              84,200 / 0



(3) The amount shown represents the proceeds from the exercise of dividend equivalents related to 40,000 options granted in 1997, although the options themselves have not been exercised. These options will accrue no further dividend equivalents.

(4) The amount shown represents the proceeds from the exercise of dividend equivalents related to 2,400 options granted in 1992, 3,000 options granted in 1993, 18,600 options granted in 1996, and 26,000 options granted in 1997, although the options themselves have not been exercised. These options will accrue no further dividend equivalents.

(5) The amount shown includes $97,020 of value from dividend equivalents on the 8,400 options exercised. It also includes $505,734 in proceeds from the exercise of dividend equivalents related to 6,600 options granted in 1992, 7,000 options granted in 1993, 9,600 options granted in 1994, 2,000 options granted in 1995, 18,600 options granted in 1996, and 20,000 options granted in 1997, although the options themselves have not been exercised. These options will accrue no further dividend equivalents.

                            LONG-TERM INCENTIVE PLAN
                           AWARDS IN LAST FISCAL YEAR

     The following table presents information regarding Edison International performance shares granted during 2000 to the Named Officers.

                                                                              Estimated Future Payouts Under
                                                                                Non-Stock Price-Based Plans
                                                                              --------------------------------
  (a)                                  (b)                  (c)              (d)          (e)            (f)
                                                        Performance
                                    Number of         or Other Period
                                     Shares,               Until
                                     Units or            Maturation
  Name                           Other Rights (1)      Or Payout (1)      Threshold      Target        Maximum
                                       (#)                                   ($)          ($)            ($)
  ----                           ---------------      ----------------    ---------      ------        -------

  John E. Bryson                      9,421 Units          2 years           N/A          N/A            N/A
                                      9,420 Units          3 years

  Stephen E. Frank                    3,673 Units          2 years           N/A          N/A            N/A
                                      3,673 Units          3 years

  Alan J. Fohrer                      3,328 Units          2 years           N/A          N/A            N/A
                                      3,328 Units          3 years

  Theodore F. Craver, Jr.             2,180 Units          2 years           N/A          N/A            N/A
                                      2,179 Units          3 years

  Bryant C. Danner                    2,854 Units          2 years           N/A          N/A            N/A
                                      2,854 Units          3 years

  Harold B. Ray                       1,930 Units          2 years           N/A          N/A            N/A
                                      1,929 Units          3 years

  Robert G. Foster                    1,337 Units          2 years           N/A          N/A            N/A
                                      1,337 Units          3 years

  John R. Fielder                     1,144 Units          2 years           N/A          N/A            N/A
                                      1,144 Units          3 years

  Richard M. Rosenblum                1,111 Units          2 years           N/A          N/A            N/A
                                      1,110 Units          3 years


(1) Twenty-five percent of each Named Officer's long-term incentive compensation for 2000 was awarded in the form of Edison International performance shares, with the balance being granted in the form of Edison International Stock Options. The stock options are discussed in the footnotes to the table above entitled "Option/SAR Grants in 2000." Performance shares are stock-based units with each unit worth one share of Edison International Common Stock. No dividend equivalents were included with these grants. The performance shares cannot be voted or sold. Two payment dates were established for this initial grant of performance shares, each covering one-half of the performance shares awarded. The first payment date is December 31, 2001; the second payment date is December 31, 2002. One-half of the performance shares will be paid in Edison International Common Stock under the Equity Compensation Plan, and one-half will be paid in cash equal to the value of such stock outside of the plan.

     The initial grant and payment of performance shares was conditioned on certain performance targets being met including total shareholder return. However, as discussed in its report below, effective January 2, 2001, the Edison International Compensation and Executive Personnel Committee restructured the performance shares into retention incentives as an inducement to continue employment through resolution of the California power crisis. The downside and upside potential was eliminated, and the performance shares will pay at target levels on the first and second payment dates if the Named Officer remains employed by the Companies on those dates. Pro rata payments will be made in the event of death, disability, or involuntary severance without cause, but no payment will be made in the event of a voluntary separation or a separation for cause.

                             PENSION PLAN TABLE (1)

     The following table presents estimated gross annual benefits payable upon retirement at age 65 to the Named Officers in the remuneration and years of service classifications indicated.


                                                    Years of Service
                     -------------------------------------------------------------------------------------
       Annual
    Remuneration      10          15           20          25            30            35          40
    ------------      --          --           --          --            --            --          --

       200,000      50,000       67,500       85,000      102,500      120,000       130,000      140,000
       400,000     100,000      135,000      170,000      205,000      240,000       260,000      280,000
       600,000     150,000      202,500      255,000      307,500      360,000       390,000      420,000
       800,000     200,000      270,000      340,000      410,000      480,000       520,000      560,000
     1,000,000     250,000      337,500      425,000      512,500      600,000       650,000      700,000
     1,200,000     300,000      405,000      510,000      615,000      720,000       780,000      840,000
     1,400,000     350,000      472,500      595,000      717,500      840,000       910,000      980,000
     1,600,000     400,000      540,000      680,000      820,000      960,000     1,040,000    1,120,000
     1,800,000     450,000      607,500      765,000      922,500    1,080,000     1,170,000    1,260,000
     2,000,000     500,000      675,000      850,000    1,025,000    1,200,000     1,300,000    1,400,000
     2,200,000     550,000      742,500      935,000    1,127,500    1,320,000     1,430,000    1,540,000
     2,400,000     600,000      810,000    1,020,000    1,230,000    1,440,000     1,560,000    1,680,000
     2,600,000     650,000      877,500    1,105,000    1,332,500    1,560,000     1,690,000    1,820,000
     2,800,000     700,000      945,000    1,190,000    1,435,000    1,680,000     1,820,000    1,960,000
     3,000,000     750,000    1,012,500    1,275,000    1,537,500    1,800,000     1,950,000    2,100,000


     The retirement plans provide monthly benefits at normal retirement age (65 years) determined by a percentage of the average of the executive's highest 36 consecutive months of regular salary and, in the case of the executive plan with respect to the Named Officers, the executive's highest 36 consecutive months of salary and bonus prior to attaining age 65. Compensation used to calculate combined benefits under the

------------------
(1) Estimates are based on the terms of the SCE Retirement Plan, a qualified defined benefit employee retirement plan, and the SCE Executive Retirement Plan, a nonqualified supplemental executive retirement plan, with the following assumptions: (i) SCE's qualified retirement plan will be maintained, (ii) optional forms of payment which reduce benefit amounts have not been selected, and (iii) any benefits in excess of limits contained in the Internal Revenue Code of 1986 and any incremental retirement benefits attributable to consideration of the annual bonus will be paid out of the executive retirement plan as unsecured obligations of Edison International or the participating affiliate. For purposes of the Executive Retirement Plan, as of December 31, 2000, Mr. Bryson had completed 16 years of service, Mr. Frank - 11 years, Mr. Fohrer - 27 years, Mr. Craver - 4 years, Mr. Danner - 18 years, Mr. Ray - 30 years, Mr. Foster
     - 16 years, Mr. Fielder - 30 years, and Mr. Rosenblum - 24 years.

plans is based on base salary and bonus as reported in the "Summary Compensation Table" above. The service percentage is based on 1 3/4% per year for the first 30 years of service (52 1/2% upon completion of 30 years of service) and 1% for each year in excess of 30. Named Officers receive an additional service percentage of 3/4 percent per year for the first ten years of service (7.5% upon completion of ten years of service). The actual benefit is offset by up to 40% of the executive's primary Social Security benefits.

     The normal form of benefit is a life annuity with a 50% survivor benefit following the death of the participant. Retirement benefits are reduced for retirement prior to age 61. The amounts shown in the Pension Plan Table above do not reflect reductions in retirement benefits due to the Social Security offset or early retirement.

     Messrs. Fohrer and Danner have elected to retain coverage under a prior benefit program. This program provided, among other benefits, the post-retirement benefits discussed in the following section. The retirement benefits provided under the prior program are less than the benefits shown in the Pension Plan Table in that they do not include the additional 7.5% service percentage. To determine these reduced benefits, multiply the dollar amounts shown in each column by the following factors: 10 years of service - 70%, 15 years - 78%, 20 years - 82%, 25 years - 85%, 30 years - 88%, 35 years - 88%, and
40 years - 89%.

                            OTHER RETIREMENT BENEFITS

     Additional post-retirement benefits are provided pursuant to the Survivor Income Continuation Plan and the Survivor Income/Retirement Income Plan under the Executive Supplemental Benefit Program. For purposes of determining the estimated annual benefits payable under these plans upon retirement at normal retirement age for each of the Named Officers, which is dependent upon final compensation, the highest compensation level in the Pension Plan Table above ($3,000,000) has been used in the examples which follow.

     The Survivor Income Continuation Plan provides a post-retirement survivor benefit payable to the beneficiary of the participant following his or her death. The benefit is approximately 23% of final compensation (salary at retirement and the average of the three highest bonuses paid in the five years prior to retirement) payable for ten years certain. If a Named Officer's final annual compensation were $3,000,000, the beneficiary's estimated annual survivor benefit would be $720,000. Messrs. Fohrer and Danner have elected coverage under this plan.

     The Supplemental Survivor Income/Retirement Income Plan provides a post-retirement survivor benefit payable to the beneficiary of the Named Officer following his or her death. The benefit is 25% of final compensation (salary at retirement and the average of the three highest bonuses paid in the five years prior to retirement) payable for ten years certain. At retirement, a Named Officer has the right to elect the retirement income benefit in lieu of the survivor income benefit. The retirement income benefit is 10% of final compensation (salary at retirement and the average of the three highest bonuses paid in the five years prior to retirement) payable to the participant for ten years certain immediately following retirement. If a Named Officer's final annual compensation were $3,000,000, the beneficiary's estimated annual survivor benefit would be $750,000. If a Named Officer were to elect the retirement income benefit in lieu of the survivor income benefit and had final annual compensation of $3,000,000, the Named Officer's estimated annual benefit would be $300,000. Messrs. Fohrer and Danner have elected coverage under this plan.

     The 1985 Deferred Compensation Plan provides a post-retirement survivor benefit. This plan allowed eligible participants in September 1985 to voluntarily elect to defer until retirement a portion of annual salary and annual bonuses otherwise earned and payable for the period October 1985 through January 1990. Messrs. Bryson and Ray participate in this plan. The post-retirement survivor benefit is 50% of the annual amount the participant had been receiving from the plan. Survivor benefit payments begin following completion of the deferred compensation payments. If the named beneficiary is the executive's spouse, then survivor benefits are paid as a life annuity, five years certain. The benefit amount will be reduced actuarially if the spouse is more than five years younger than the executive at the time of the executive's death. If the beneficiary is not the spouse, then benefits are paid for five years only. The annual amounts which would be payable to the surviving beneficiaries of Messrs. Bryson and Ray if each retired at age 65 are $1,260,020 and $46,324, respectively.

                            EMPLOYMENT CONTRACTS AND
                     TERMINATION OF EMPLOYMENT ARRANGEMENTS

     Stephen E. Frank. Mr. Frank executed an employment agreement when he joined SCE as President and Chief Operating Officer and as a member of the Boards of Directors of Edison International and SCE in 1995. For purposes of the Executive Retirement Plan, he will be credited with 1.25 years of additional service for each year of actual service up to ten years. A deferred compensation plan account was established and credited with $250,000 which vested when Mr. Frank completed five years of service. He is also provided two club memberships along with regular executive and employee benefits. If Mr. Frank's employment is terminated involuntarily (other than for cause), he will receive a severance payment equal to one year's salary plus bonus.

     Bryant C. Danner. Mr. Danner executed an employment agreement when he joined Edison International and SCE as Senior Vice President and General Counsel in 1992. After completing three years of service, he was credited with ten additional years of service with SCE and Edison International for purposes of determining benefits under the Executive Retirement Plan. Edison International and SCE agreed to use their best efforts to make available health care coverage until Mr. Danner and his spouse reach age 65, with the Companies bearing the cost over the amount an SCE retiree would pay for coverage in the SCE group plan with the highest deductible. Mr. Danner resigned his SCE positions effective January 1, 2001.

                COMPENSATION AND EXECUTIVE PERSONNEL COMMITTEES'
                      REPORT ON EXECUTIVE COMPENSATION (1)

     The Edison International and SCE Compensation and Executive Personnel Committees are each composed of the same non-employee directors named at the end of this report. The Committees have responsibility for all executive compensation programs of the Companies and met jointly to consider executive compensation matters for 2000. As discussed in more detail below, the salary adjustments described in this report were approved in 1999, well before the onset of the California energy crisis. No bonuses were awarded to Executive Officers for 2000 performance, and no salary merit increases were approved for the Executive Officers for 2001.

--------------------
(1) SEC filings sometimes "incorporate information by reference." This means the Companies are referring you to information that has previously been filed with the SEC, and that this information should be considered as part of the filing you are reading. Unless Edison International or SCE specifically states otherwise, this report shall not be deemed to be incorporated by reference and shall not constitute soliciting material or otherwise be considered filed under the Securities Act of 1933 or the Securities Exchange Act.

     The Edison International Committee determines salaries and bonuses for Edison International officers. The SCE Committee determines salaries and bonuses for SCE officers. The salaries and bonuses of the officers of the other Edison International subsidiaries are determined by their respective boards of directors subject to review and approval of the Edison International Committee to ensure consistency with overall Edison International compensation policies. In addition, the Edison International Committee administers the Equity Compensation Plan and the 2000 Equity Plan pursuant to which stock options and/or performance awards were awarded in 2000.

Compensation Policies

     The executive compensation programs of Edison International, SCE and the other subsidiaries are intended to achieve three fundamental objectives: (1) attract and retain qualified executives; (2) motivate performance to achieve specific strategic objectives of the Companies; and (3) align the interests of senior management with the long-term interests of the Companies' shareholders and ratepayers. At present, the basic components of the Companies' executive compensation program are base salaries, bonuses, and long-term incentives. The Companies also provide broad-based employee benefit plans and certain other executive benefit plans.

     Section 162(m) of the Internal Revenue Code of 1986 generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to their chief executive officers and the four other most highly compensated executive officers unless certain tests are met. The Committees' general intent is to design and administer the Edison International and SCE compensation programs in a manner that will preserve the deductibility of compensation payments to Executive Officers. However, this goal is secondary in importance to achievement of the Companies' compensation objectives discussed above. The Committees believe that the potential increased tax liability is of insufficient magnitude to warrant alteration of the present compensation system which is achieving the desired compensation objectives while retaining the flexibility of the Committees to exercise judgment in assessing an executive's performance.

2000 Compensation Objectives

     The Committees base their compensation actions for the Companies on data gathered through independent surveys of peer group companies. Independent compensation consultants are retained to annually review and identify the appropriate comparison companies and to obtain and evaluate current executive compensation data for Edison International, SCE and the other subsidiaries of Edison International. The Committees identified 13 deregulating, diversified electric utilities for Edison International and SCE compensation comparisons for 2000. This peer group of companies includes nine of the companies used for compensation planning in the prior year, plus four new companies. The Committees determined that it was no longer necessary to include the deregulated telecommunications and gas pipeline companies that were part of the peer group in the past because the electric service industry as a whole is now facing the competitive challenges that began in California. The comparison utility companies were selected on the basis of total assets and net sales. Although the peer group differs from the Dow Jones U.S. Electric Utilities Index depicted in the Stock Performance Graph, all of the companies comprising the peer group are included in the index, and the Committees believe the constitution of the peer group provides relevant compensation data for Edison International and SCE in view of their changing business environment. Selecting peer groups for the other subsidiaries was accomplished by a similar process geared to identify appropriate comparison companies in their respective industries.

     The Compensation Committees' strategy for 2000 compensation planning was established in December 1999 to generally target fixed compensation (salary and benefits) for Edison International, SCE and the other subsidiaries at the median level of their respective peer groups. Target annual bonus and long-term incentive opportunities were also set at the median level of the peer groups, with maximum annual award opportunities of 200% of target levels for significant performance exceeding target levels. The Compensation Committees may deviate above and below established targets in individual cases as deemed appropriate in their discretion.

Affiliate Options

     Beginning in 1994 for Edison Mission Energy and 1995 for Edison Capital (both of which are subsidiaries of Edison International), affiliate option performance awards were used as part of the long-term incentive compensation program for key employees. Each affiliate option granted could be exercised to realize certain appreciation in the deemed value of one hypothetical share of Edison Mission Energy or Edison Capital stock in excess of their respective annually escalated exercise prices.

     This program was terminated in December 1999 and no affiliate options were granted for the year 2000. On July 3, 2000, the Edison International Compensation and Executive Personnel Committee with the approval of the Edison International Board of Directors offered to exchange cash and Edison International stock equivalent units for all of the outstanding affiliate options. As 100% of the holders accepted the exchange offer, there are no longer any affiliate options outstanding.

Base Salaries

     As mentioned at the beginning of this report, the salary actions reported in this section were approved in 1999, before the onset of the California energy crisis. No salary merit increases have been approved for 2001.

     The Committees reviewed the base salaries for Mr. Bryson and the other Executive Officers at the end of 1999 to set salaries for 2000. The factors considered by the Committees in determining Mr. Bryson's 2000 salary were the relationship of his compensation to the average compensation of the other chief executive officers of the peer group of companies, and the Committees' judgment of Mr. Bryson's performance as CEO. The Committees determined that the Companies had outstanding years in 1999, each contributing above target levels and achieving nearly every performance objective. Only Edison Enterprises had disappointing results. Factors found to be particularly significant with respect to setting Mr. Bryson's 2000 salary were the Companies' 1999 performance in attaining the established goals and objectives and Edison Mission Energy's acquisition of major generation assets in strategic regional markets. The base salary component of Mr. Bryson's 2000 compensation was raised to $950,000 which was within 8% of the average for CEOs in the peer group. The 2000 base salaries approved by the Compensation Committees for the other Executive Officers at Edison International and SCE increased 8% over 1999 levels.

     In December 1999, the Edison International Committee also reviewed the base salaries of the Executive Officers at the other subsidiaries. Salary actions for 2000 taken by their respective boards of directors were examined in light of the 1999 performance of the Companies and survey data of competitive firms to assure conformance with overall Edison International compensation policies. The 2000 base salaries approved by the Compensation Committees for Executive Officers at the other subsidiaries increased 10% over 1999 levels. After 2000 salary adjustments are taken into account, the base salaries in the aggregate of the Executive Officers at Edison International, SCE and the other subsidiaries are 1% below the median levels of their respective peer groups.

Bonus Compensation for 2000 Performance

     The financial effects of the California energy crisis have overshadowed all other aspects of Company and individual performance. Notwithstanding the Companies' strong operating performance in many areas, the Committees determined that no bonuses will be paid to Executive Officers for 2000 under the annual incentive plan.

     Ordinarily, bonus compensation is determined on the basis of overall corporate performance and the Committees' assessment of the individual Executive Officer's performance. Target bonuses for Executive Officers for 2000 ranged from 30% of base salary for certain subsidiary vice presidents to 80% of base salary for Mr. Bryson. Maximum opportunity levels were set at 200% of target award levels. Awards are made in the judgment of the Committees taking into account overall Company results as guided by the specific performance objectives for the year.

     From time-to-time, the Committees approve awards for special recognition of accomplishment and for retention purposes. The Committees approved such awards for two Executive Officers in recognition of their significant contributions in 2000 to preserving the viability of the Companies during the financial crisis, and for retention purposes.

Long-Term Compensation Awards

     The January 2000 long-term compensation awards were comprised of ten-year nonqualified Edison International Common Stock options and performance shares. As the value that would otherwise have been allocated to dividend equivalents was allocated to additional Edison International options in 2000, the number of options granted to the Executive Officers increased over 1999. In May 2000, accelerated levels of long-term compensation in the form of Edison International options were granted to Executive Officers. These option grants were made to include the anticipated level of options that would have been scheduled for issuance in 2001 and 2002 under the long-term compensation program. They were made in an effort to more clearly align the interests of the Executive Officers with the long-term interests of the shareholders. The awards were granted to Executive Officers in the judgment of the Edison International Committee guided by the survey results described above and were not formula-driven. The number and value of options granted in prior years was not a factor in the current year award determinations. The Edison International Committee approved January 2000 and May 2000 awards for Mr. Bryson of 273,600 and 1,000,000 Edison International options, respectively. Mr. Bryson was also awarded 18,841 performance shares in January 2000. These awards reflect the Committees' commitment to link a significant portion of Mr. Bryson's compensation directly to the value provided to shareholders by Edison International stock. The target values established and the actual awards granted to Mr. Bryson and the other Executive Officers were consistent with the Committees' strategy described above.

Retention Measures

     The extraordinary challenges facing the Companies as a result of the California energy crisis caused the Edison International Committee to focus on retention of the management team at SCE and throughout Edison International. As a result, Edison International has guaranteed the payment of SCE's deferred compensation plan benefits for active executives with certain exceptions related to voluntary employment termination and in-service withdrawals. In addition, because of the retention concerns mentioned above, the Edison International Committee restructured the long-term compensation 2000 performance shares into retention incentives. The retention incentives will pay out if an executive remains actively employed through the performance period.

Summary

     The Committees' compensation actions for 2000 reflect the volatility of the energy industry and the Companies' performance in 1999 and 2000. Although salary merit increases for 2000 were approved for the Executive Officers because of 1999 operating performance and for competitive reasons, no annual incentive awards were paid for 2000 and no salary merit increases will be granted in 2001.

     The members of the Committees believe that the compensation programs of the Companies are effective in attracting and retaining qualified executives to lead the Companies. A significant portion of Executive Officer compensation is directly linked to shareholder value. The Committees will continue to monitor closely the effectiveness and appropriateness of each of the components of compensation to reflect changes in the business environment of the Companies.

                Compensation and Executive Personnel Committees of the
                             Edison International and SCE
                                 Boards of Directors
            --------------------------------------------------------------
            Robert H. Smith (Chair)              Thomas C. Sutton
            Charles D. Miller                    Daniel M. Tellep*
            Luis G. Nogales                      Edward Zapanta**
            James M. Rosser**

March 12, 2001

* Mr. Tellep ceased to be a member of the Committees on April 20, 2000. He did not participate in deliberations and decisions of the Committees from that date, including the determination that there would be no bonuses for 2000 performance.

** Dr. Rosser and Dr. Zapanta became members of the Committees on April 20, 2000. They did not participate in deliberations and decisions of the Committees prior to that date, including the determination of base salaries for 2000.

                COMPENSATION AND EXECUTIVE PERSONNEL COMMITTEES'
                      INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Tellep was a member of the Compensation Committees until the Committees were changed by the Boards on April 20, 2000. Dr. Rosser and Dr. Zapanta became members of the Committees on April 20, 2000. The other Compensation Committees members whose names appear on the Committees' Report above were members of the Compensation Committees during all of 2000. During 2000, Mr. Danner served as a director of Edison Mission Energy and Edison Capital, both nonutility subsidiaries of Edison International. Mr. Bryson is Chairman of the Board of both subsidiaries, but his compensation is determined by the Edison International Compensation Committee, not the subsidiaries' boards. Under applicable SEC rules, there were no other interlocks or insider participation on the Compensation Committees.

                    CERTAIN RELATIONSHIPS AND TRANSACTIONS OF
                         NOMINEES AND EXECUTIVE OFFICERS

     Mr. Christopher is a Senior Partner of the law firm of O'Melveny & Myers, and Mr. Olson is a Senior Partner of the law firm of Munger, Tolles and Olson. Both firms provided legal services to Edison International, SCE, and/or their subsidiaries in 2000, and such services are expected to continue to be provided in the future. Edison International and its subsidiaries paid Munger, Tolles and Olson an aggregate amount of $5,036,326 in 2000 for legal services. The amount paid to O'Melveny & Myers for legal services was below the threshold requiring disclosure by the SEC.

     In 2000, WRG, a management consulting firm of which Mr. John Danner is a partner, was paid $191,969 by SCE for consulting services provided in late 1999 and 2000, and such services are expected to continue to be provided in the future. Mr. Danner is the brother of Bryant C. Danner.

     Edison International and SCE believe that any transactions described above are comparable to those which would have been undertaken under similar circumstances with nonaffiliated entities or persons.

                          OTHER MANAGEMENT TRANSACTIONS

     During 1997, Edison International loaned Robert G. Foster $160,000 interest-free in connection with his purchase of a principal residence following his relocation from SCE's Sacramento Region Office to the Southern California Metropolitan area. Under the terms of the loan, one-seventh of the original principal amount was forgiven in 1997, and one-seventh will be forgiven each year thereafter if Mr. Foster remains employed with an Edison International affiliate. As of February 28, 2001, a principal balance of $68,571 remained outstanding. If Mr. Foster's employment terminates before the end of the loan term, the remaining principal balance owing will be due and payable. Interest will accrue on any remaining principal balance at the Bank of America Prime Interest Rate after 90 days.

                            CERTAIN LEGAL PROCEEDINGS

     On March 15, 2001, a purported class action lawsuit was filed in federal district court in Los Angeles, California against Edison International and SCE and certain of their officers, including Messrs. Bryson and Craver, and Thomas
M. Noonan, Vice President and Controller of Edison International and SCE. The complaint alleges that the defendants engaged in securities fraud by misrepresenting and/or failing to disclose material facts concerning the financial condition of Edison International and SCE, including that the defendants allegedly overreported income and improperly accounted for the transition revenue account or TRA undercollections. The TRA is a California Public Utilities Commission-authorized regulatory asset account in which SCE records the difference between the revenues received from customers through currently frozen rates and the costs of providing service to customers, including power procurement costs. The complaint purports to be filed on behalf of a class of persons who purchased all publicly-traded securities of Edison International between May 12, 2000, and December 22, 2000. Plaintiffs seek damages, in an unstated amount, in connection with their purchase of securities during the class period. This action may be consolidated with another purported class action lawsuit filed on October 30, 2000, in federal district court in Los Angeles against Edison International and SCE, also involving securities fraud claims arising from alleged improper accounting by Edison International and SCE of undercollections in SCE's TRA. This action purports to be filed on behalf of a class of persons who purchased Edison International Common Stock beginning June 1, 2000, and continuing until TRA-related undercollections are recorded as a loss on SCE's income statements. Plaintiffs seek compensatory damages caused by the alleged fraud and punitive damages.

     As previously reported, due to the current energy and liquidity crisis, it is possible that SCE could be forced into bankruptcy proceedings. SCE is continuing to seek to avoid bankruptcy.

                    FIVE-YEAR STOCK PERFORMANCE GRAPH(1)(2)

     The graph below compares the yearly percentage change in the cumulative total shareholder return on the Edison International Common Stock with the cumulative total return of companies in the Standard and Poor's 500 Stock Index and the Dow Jones U.S. Electric Utilities Index (also known as the Dow Jones U.S. Total Market Electric Utilities Index).(3) The Dow Jones U.S. Electric Utilities Index contains 62 United States utility companies that are electric or combination (electric and gas) companies. Both indices are published daily in The Wall Street Journal. Edison International is included in both the S&P 500 Index and the Dow Jones U.S. Electric Utilities Index.

                                                             Cumulative Total Return
                                                             -----------------------
                                               12/95    12/96   12/97     12/98     12/99    12/00
                                               -----    -----   -----     -----     -----    -----

   Edison International                       100.00   120.88   172.17   183.17    177.86   112.08
   Standard & Poor's 500 Index                100.00   122.96   163.98   210.84    255.22   231.98
   Dow Jones U.S. Electric Utilities Index    100.00   102.01   131.58   151.20    128.97   204.08

---------------
(1) SEC filings sometimes "incorporate information by reference." This means the Companies are referring you to information that has previously been filed with the SEC, and that this information should be considered as part of the filing you are reading. Unless Edison International or SCE specifically states otherwise, this graph shall not be deemed to be incorporated by reference and shall not constitute soliciting material or otherwise be considered filed under the Securities Act or the Securities Exchange Act.

(2) The historical stock performance depicted on the graph is not necessarily indicative of future performance. The Companies do not make or endorse any predictions as to future stock performance or dividends. The dividends customarily paid on January 31 and April 30 were not declared for 2001 by the Edison International Board. This proxy statement is not to be considered material for soliciting the purchase or sale of either Companies' stock.

(3) In February 2000, Dow Jones launched a new U.S. Equity Index series which replaced all of its prior index series including the Dow Jones Electric Utilities Index previously used for this graph. The new series covers 95% of the U.S. equity market and replaces the previous series that covered 80% of the equity market. Additionally, the industry classification system was restructured. The net result of these changes is that all U.S. indices will show differences when compared to the prior indices.

(4) Ex-dividend dates have been used to determine the number of dividends included in Edison International's cumulative total return calculation. The ex-dividend date occurs a few days prior to the record date for each dividend payment, and is the date on which the stock begins trading at a price that does not include the dividend. Edison International had three ex-dividend dates in 1995, five ex-dividend dates in 1996, and three ex-dividend dates in 1999 even though shareholders received four dividend payments in each year. In 2000, there were four ex-dividend dates and four dividend payments. For purposes of calculating the adjusted cumulative total return presented in the following table, four ex-dividend dates were used for each year starting in 1996 through 1999, and three ex-dividend dates were used in 2000. The adjusted calculation for 2000 includes only three ex-dividend dates since the Board did not declare the dividend customarily paid on January 31, 2001.


                         Adjusted Cumulative Total Return
       -------------------------------------------------------------------------
       12/95      12/96      12/97        12/98        12/99        12/00
       -----      -----      -----        -----        -----        -----
      $100.00    $119.21    $169.79      $180.64      $175.40      $109.35


                          AUDIT COMMITTEES' REPORT (1)

     The Edison International and SCE Audit Committees have certain duties and powers as described in their charters. In 2000, the Committees developed updated charters which were approved by the Boards on December 14, 2000, and are attached to this Proxy Statement as Appendices A and B, respectively. The Audit Committees are composed of the same six non-employee directors named at the end of this report and are independent as defined by the rules of the stock exchanges on which the Companies are listed.


---------------------
(1) SEC filings sometimes "incorporate information by reference." This means the Companies are referring you to information that has previously been filed with the SEC, and that this information should be considered as part of the filing you are reading. Unless Edison International or SCE specifically states otherwise, this report shall not be deemed to be incorporated by reference and shall not constitute soliciting material or otherwise be considered filed under the Securities Act or the Securities Exchange Act.

     Management is responsible for the Companies' internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Companies' financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committees monitor and oversee these processes.

     In connection with the December 31, 2000, financial statements, the Audit
Committees:

     o reviewed and discussed the audited financial statements with Company management;

     o discussed with Arthur Andersen LLP, the Companies' independent public accountants for calendar year 2000, the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees); and

     o received the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with Arthur Andersen its independence from the Companies.

     Based upon these reviews and discussions, the Edison International and SCE Audit Committees recommended to their respective Boards of Directors that the audited financial statements be included in the Edison International and SCE 2000 Annual Reports on Form 10-K to be filed with the SEC.


                      Audit Committees of the
                    Edison International and SCE
                        Boards of Directors
      --------------------------------------------------------
        Daniel M. Tellep (Chair)           Robert H. Smith
        Carl F. Huntsinger                 Thomas C. Sutton
        Charles D. Miller                  Edward Zapanta


                  INDEPENDENT PUBLIC ACCOUNTANT FEES

     The following table sets forth the aggregate fees billed to Edison International and SCE, respectively, for the fiscal year ended December 31, 2000, by Arthur Andersen:

                                                     Edison
                                                  International      SCE
                                                       ($)           ($)
                                                  -------------   ---------
    Audit Fees                                      5,893,000     2,653,000
    Financial Information Systems Design and
    Implementation Fees                             3,442,000             0
    All Other Fees                                  8,003,000     4,183,000

                     INDEPENDENT PUBLIC ACCOUNTANTS FOR 2001

     The Edison International and SCE Boards have selected Arthur Andersen LLP as the Companies' independent public accountants for calendar year 2001. Arthur Andersen is an international public accounting firm which provides leadership in public utility accounting matters. The Audit Committees of the Boards of Directors have considered whether the provision of the non-audit services described above is compatible with maintaining Arthur Andersen's independence.

     Representatives of Arthur Andersen are expected to attend the annual meeting to respond to appropriate questions and to make a statement if they wish.

                    SHAREHOLDER PROPOSALS AND NOMINATIONS FOR
                              2002 ANNUAL MEETINGS

     To be considered for inclusion in the 2002 proxy statement, shareholder proposals for the Edison International and SCE 2002 annual meetings must be received by December 20, 2001.

     Shareholders intending to bring any other business before an annual meeting, including Director nominations, must give written notice to the Edison International or SCE Secretary, as the case may be, of the business to be presented. The notice must be received at Company offices within the periods, and with the information and documents, specified in the Bylaws. A copy of the Bylaws may be obtained by writing to the Edison International or SCE Secretary.

     Assuming that the 2002 annual meetings of shareholders are held on April 18, 2002, as currently specified by the Bylaws, the period for the receipt by the Edison International or SCE Secretary of written notice of other business to be brought by shareholders before the 2002 annual meetings of shareholders, including Director nominations, will begin on October 22, 2001, and end on December 20, 2001.

                 AVAILABILITY OF FORM 10-K AND OTHER INFORMATION

     The Edison International and SCE 2000 Annual Reports on Form 10-K, including the financial statements and the financial statement schedules but excluding other exhibits, will be furnished without charge to shareholders upon written request. This report is expected to be available for distribution after April 17, 2001.

     A copy may be requested by writing to:

                              Ms. Betty Hutchinson
                      Law Department, Corporate Governance
                Edison International (or SCE, as the case may be)
                     2244 Walnut Grove Avenue, P. O. Box 800
                           Rosemead, California 91770

                             OTHER PROPOSED MATTERS

     The Edison International and SCE Boards were not aware by November 14, 2000 (the latest date for shareholders to provide advance notice of business intended to be presented at the annual meeting) of any other matters which can properly be presented for action at the annual meeting.

     If any other matters should properly come before the annual meeting, including matters incident to the conduct of the annual meeting, the proxies will vote the shares in accordance with their judgment. Discretionary authority to do so is included in the proxies.


Dated:  April 19, 2001

                                             For the Boards of Directors,




                                             BEVERLY P. RYDER
                                             BEVERLY P. RYDER, Secretary
                                             Edison International and
                                             Southern California Edison Company

                                   APPENDIX A

                              EDISON INTERNATIONAL
                     CHARTER FOR THE AUDIT COMMITTEE OF THE
                               BOARD OF DIRECTORS

                        Adopted by the Board of Directors
                                December 14, 2000


Membership

     The Audit Committee ("Committee") of the Board of Directors ("Board") shall consist of not less than four nor more than seven members of the Board. Each Committee member shall be appointed by the Board and shall serve until a successor shall be appointed by the Board. The Board shall designate one of the Committee members as Chair ("Chair") who shall preside over meetings of the Committee and report Committee actions to the Board.

     Each member of the Committee shall be (i) independent as determined pursuant to the listing standards of any stock exchange on which the Company is listed, subject to any exceptions provided in such standards; and (ii) financially literate as determined by the Board, or become financially literate within a reasonable time after appointment. At least one member shall have accounting or related financial management expertise as determined by the Board.

Meetings and Other Actions

     At least four regular meetings per year shall be held with the Company's independent public accountants, one of which shall be held at the completion of the annual audit and before the Company's annual financial statements are published, and three of which shall be scheduled at the direction of the Chair. Additional meetings may be requested by any Committee member. Regular meetings normally shall be attended by the Company's chief executive officer, chief financial officer, chief accounting officer, chief legal officer, and chief internal auditor and representatives of the independent public accountants retained by the Company. The Committee may meet in executive session at its discretion. Representatives of management, the independent public accountants, and the chief internal auditor each shall be given the opportunity to meet privately with the Committee.

     A majority of the members of the Committee shall constitute a quorum for the transaction of business. Meetings shall be held at the principal offices of the Company or as directed by the Chair.

     The Company's Secretary shall keep, or appoint an appropriate employee of the Company to keep, regular minutes of all Committee proceedings. The minutes of each meeting shall be reviewed and approved by legal counsel and the Chair. The approved minutes shall become a permanent corporate record maintained by the Company's Secretary. A report on the Committee's activities shall be provided to the Board after each meeting.

     Unless otherwise provided in this Charter, the meetings and any other actions of the Committee shall be governed by the provisions of Article III of the Bylaws of the Company applicable to meetings and actions of the Board.

Duties and Responsibilities

     The Committee shall exercise the following powers and duties at least annually:

         1. Recommend to the Board the appointment of the Company's independent public accountants. The Board and the Committee shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent public accountants, who shall be ultimately accountable to the Board and the Committee.

         2. Ensure that the independent public accountants submit to the Committee a formal written statement delineating all relationships between such accountants and the Company, including information required by Independence Standards Board Standard No. 1. Review any disclosed relationships and the scope of the professional services performed or to be performed by the independent public accountants as well as the related fees and consider the possible effect that these services could have on the independence of such accountants. Actively engage in a dialogue with the independent public accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of such accountants and recommend to the Board, if necessary, that appropriate action be taken in response to such accountants' report to satisfy itself of the accountants' independence.

         3. Review the independent public accountants' and internal auditors' evaluations of the adequacy of the Company's internal controls, and the extent to which major recommendations made by the independent public accountants and the Company's chief internal auditor have been implemented by management.

         4. Review with management the audit plans of the independent public accountants and the Company's internal auditors in light of current and contemplated business activities.

         5. Review with the independent public accountants, upon completion of their audit, the Company's year-end audited financial statements and related notes, including the matters required to be discussed by Statement on Auditing Standards No. 61, the results of their examination, any report or opinion proposed to be rendered in connection therewith and any unresolved disagreements with management concerning accounting or disclosure matters.

         6. Review information provided by management on issues such as litigation and regulatory proceedings, environmental compliance, health and safety compliance, information technology security, and legal compliance.

         7. Review information provided by the chief internal auditor and management regarding business ethics monitoring and internal auditing programs.

         8. Review and discuss with management the Company's year-end audited financial statements.

         9. Recommend to the Board that the year-end audited financial statements be included in the Company's Annual Report on Form 10-K.

         10.  Review and reassess the adequacy of the Committee charter.

         11. Provide a report in the Company's proxy statement when required by the Securities and Exchange Commission.

     In addition, the Committee shall exercise the following duties and responsibilities at its discretion:

         1. Request the independent public accountants, the Company's chief internal auditor or management to conduct any reviews or studies considered necessary. As deemed appropriate by the Committee, it shall direct and supervise an investigation into any matter within the scope of its duties and responsibilities. In connection with any such investigation, the Committee shall have the authority to utilize the Company's internal audit staff and to employ outside counsel or consultants at Company expense.

         2. Perform such additional functions as are necessary or prudent to fulfill the Committee's duties and responsibilities.

     While the Committee has the duties and powers set forth in this Committee charter, it is not the duty of the Committee to conduct audits or carry out its own independent analyses for purposes of determining that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent public accountants. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent public accountants or to assure compliance with laws and regulations and the Company's Standards of Conduct.

                                   APPENDIX B

                       SOUTHERN CALIFORNIA EDISON COMPANY
                     CHARTER FOR THE AUDIT COMMITTEE OF THE
                               BOARD OF DIRECTORS

                        Adopted by the Board of Directors
                                December 14, 2000


Membership

     The Audit Committee ("Committee") of the Board of Directors ("Board") shall consist of not less than four nor more than seven members of the Board. Each Committee member shall be appointed by the Board and shall serve until a successor shall be appointed by the Board. The Board shall designate one of the Committee members as Chair ("Chair") who shall preside over meetings of the Committee and report Committee actions to the Board.

     Each member of the Committee shall be (i) independent as determined pursuant to the listing standards of any stock exchange on which the Company is listed, subject to any exceptions provided in such standards; and (ii) able to read and understand fundamental financial statements including a balance sheet, income statement, and cash flow statement, or become able to do so within a reasonable time after appointment. At least one member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background resulting in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Meetings and Other Actions

     At least four regular meetings per year shall be held with the Company's independent public accountants, one of which shall be held at the completion of the annual audit and before the Company's annual financial statements are published, and three of which shall be scheduled at the direction of the Chair. Additional meetings may be requested by any Committee member. Regular meetings normally shall be attended by the Company's chief executive officer, chief financial officer, chief accounting officer, chief legal officer, and chief internal auditor and representatives of the independent public accountants retained by the Company. The Committee may meet in executive session at its discretion. Representatives of management, the independent public accountants, and the chief internal auditor each shall be given the opportunity to meet privately with the Committee.

     A majority of the members of the Committee shall constitute a quorum for the transaction of business. Meetings shall be held at the principal offices of the Company or as directed by the Chair.

     The Company's Secretary shall keep, or appoint an appropriate employee of the Company to keep, regular minutes of all Committee proceedings. The minutes of each meeting shall be reviewed and approved by legal counsel and the Chair. The approved minutes shall become a permanent corporate record maintained by the Company's Secretary. A report on the Committee's activities shall be provided to the Board after each meeting.

     Unless otherwise provided in this Charter, the meetings and any other actions of the Committee shall be governed by the provisions of Article III of the Bylaws of the Company applicable to meetings and actions of the Board.

Duties and Responsibilities

     The Committee shall exercise the following powers and duties at least annually:

         1. Recommend to the Board the appointment of the Company's independent public accountants. The Board and the Committee shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent public accountants, who shall be ultimately accountable to the Board and the Committee.

         2. Ensure that the independent public accountants submit to the Committee a formal written statement delineating all relationships between such accountants and the Company, including information required by Independence Standards Board Standard No. 1. Review any disclosed relationships and the scope of the professional services performed or to be performed by the independent public accountants as well as the related fees and consider the possible effect that these services could have on the independence of such accountants. Actively engage in a dialogue with the independent public accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of such accountants and take, or recommend that the Board take, appropriate action to oversee the accountants' independence.

         3. Review the independent public accountants' and internal auditors' evaluations of the adequacy of the Company's internal controls, and the extent to which major recommendations made by the independent public accountants and the Company's chief internal auditor have been implemented by management.

         4. Review with management the audit plans of the independent public accountants and the Company's internal auditors in light of current and contemplated business activities.

         5. Review with the independent public accountants, upon completion of their audit, the Company's year-end audited financial statements and related notes, including the matters required to be discussed by Statement on Auditing Standards No. 61, the results of their examination, any report or opinion proposed to be rendered in connection therewith and any unresolved disagreements with management concerning accounting or disclosure matters.

         6. Review information provided by management on issues such as litigation and regulatory proceedings, environmental compliance, health and safety compliance, information technology security, and legal compliance.

         7. Review information provided by the chief internal auditor and management regarding business ethics monitoring and internal auditing programs.

         8. Review and discuss with management the Company's year-end audited financial statements.

         9. Recommend to the Board that the year-end audited financial statements be included in the Company's Annual Report on Form 10-K.

         10.  Review and reassess the adequacy of the Committee charter.

         11. Provide a report in the Company's proxy statement when required by the Securities and Exchange Commission.

     In addition, the Committee shall exercise the following duties and responsibilities at its discretion:

         1. Request the independent public accountants, the Company's chief internal auditor or management to conduct any reviews or studies considered necessary. As deemed appropriate by the Committee, it shall direct and supervise an investigation into any matter within the scope of its duties and responsibilities. In connection with any such investigation, the Committee shall have the authority to utilize the Company's internal audit staff and to employ outside counsel or consultants at Company expense.

         2. Perform such additional functions as are necessary or prudent to fulfill the Committee's duties and responsibilities.

     While the Committee has the duties and powers set forth in this Committee charter, it is not the duty of the Committee to conduct audits or carry out its own independent analyses for purposes of determining that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent public accountants. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent public accountants or to assure compliance with laws and regulations and the Company's Standards of Conduct.

  X   Please mark your                                            CONTROL NO.
---  votes as in this
     example

The Directors recommend a vote of "FOR" Item 1.
----------------------------------------------
                                                                                               ANNUAL MEETING
                          Withhold For All   Nominees: 01-J.E.Bryson, 02-W.Christopher,        Mark here if you plan
1. Election       For All For All  Except    03-S.E.Frank, 04-J.C.Hanley, 05-C.F.Huntsinger,   to attend the annual
   of Directors                              06-C.D.Miller, 07-L.G.Nogales, 08-R.L.Olson,      meeting.                 ----
                   ----    ----     ----     09-J.M.Rosser, 10-R.H.Smith, 11-T.C.Sutton,
                                             12-D.M.Tellep, 13-E.Zapanta

(INSTRUCTION: to withhold authority for any individual nominee, write such name(s) in the space provided below.)

----------------------------------------------------------------------



SIGNATURE(S) ------------------------------- DATE ------------------------------
IMPORTANT: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

--------------------------------------------------------------------------------
                              Fold and Detach Here



LOGO                                         EDISON INTERNATIONAL
EDISON INTERNATIONAL                  ANNUAL MEETING - May 14, 2001
                               Edison International offers Phone or Internet
                                    voting 24 hours a day, 7 days a week
                                        through midnight, May 13, 2001

On a touch-tone phone, call toll-free 1-877-779-8683 (outside the US and Canada, call 201-536-8073).

o    Have your proxy card and social security number ready.
o    Enter the control number from the box above, just below the perforation.
o    Follow the voting instructions.
o    Your vote will be repeated to you, and you will be asked to confirm it.

Log onto the Internet and type: http://www.eproxyvote.com/eix

o    Have your proxy card and social security number ready.
o    Enter the control number from the box above, just below the perforation.
o    Follow the voting instructions.
o    Your vote will be repeated to you, and you will be asked to confirm it.

     Your vote by phone or Internet authorizes the proxies and/or the Southern California Edison Company Stock Savings Plus Plan Edison International stock fund investment manager, both named on the reverse of this card, to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card. Voting instructions to the Edison International stock fund investment manager are confidential. All stock for which the Edison International stock fund investment manager has not received instructions by telephone or Internet by 5:00 p.m., Eastern Time, on May 9, 2001, may be voted in its discretion.

    If you voted by phone or Internet, please do not return the proxy card.
                             THANK YOU FOR VOTING!

LOGO
EDISON INTERNATIONAL                              Proxy/Voting Instruction Card



          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

P JOHN E. BRYSON and THEODORE F. CRAVER, JR. are hereby appointed proxies of the undersigned with full power of substitution to vote all shares of stock
R the undersigned is entitled to vote at the annual meeting of shareholders of Edison International to be held at DoubleTree Hotel Ontario, 222 N.
O Vineyard Avenue, Ontario California, on May 14, 2001, at 1:30 p.m., Pacific Time, or at any adjournment or postponement of the meeting, with all the
X powers and discretionary authority the undersigned would possess if personally present at the meeting on the matter listed on the other side.
Y
     The shares will be voted as indicated on this card. WHERE NO INDICATION IS SHOWN, THE SHARES REPRESENTED BY THIS CARD WILL BE VOTED FOR ITEM 1. In addition, the appointed proxies may vote in their discretion on such other matters as may properly come before the meeting.

      VOTING INSTRUCTIONS TO THE EDISON INTERNATIONAL STOCK FUND INVESTMENT
                  MANAGER, STATE STREET BANK AND TRUST COMPANY

     If I hold shares through the Southern California Edison Company Stock Savings Plus Plan, this card also provides the following voting instructions to the Edison International stock fund investment manager: You are instructed to vote confidentially as described above the shares of stock credited and conditionally credited to my account through March 23, 2001. I understand that the stock will be voted as directed provided the Edison International stock fund investment manager receives this card by 5:00 p.m. Eastern Time, on May 9, 2001, and all stock for which the Edison International stock fund investment manager has not received instructions by this card at the designated time may be voted in its discretion.

 YOU MAY RECEIVE MORE THAN ONE SET OF PROXY MATERIALS. PLEASE MARK, SIGN, DATE
    AND RETURN ALL CARDS YOU RECEIVE PROMPTLY USING THE ENCLOSED ENVELOPES.
  TO VOTE BY PHONE OR THE INTERNET, PLEASE SEE THE REVERSE SIDE OF THIS CARD.

                                                                     See Reverse
                                                                        Side
-------------------------------------------------------------------------------
                             FOLD AND DETACH HERE.




                      ADMISSION TICKET

                  Edison International and
             Southern California Edison Company
               Annual Meeting of Shareholders
           May 14, 2001 at 1:30 p.m., Pacific Time
                  DoubleTree Hotel Ontario                            MAP
                   222 N. Vineyard Avenue
                    Ontario, California
                     Space is limited;
          Doors open at 12:30 p.m., Pacific Time.
    Registration desk opens at 10:30 a.m., Pacific Time.

                 Please present this ticket
                   to attend the meeting.

Internet Voting Screen No. 1

VOTE BY NET
[Graphic Omitted]

If you have more than one proxy card, please vote only one card at a time.

[1] Enter the Voter Control Number that appears in the box on your proxy card. [--------------------------------------]

[2] Enter the last 4 digits of your U.S. Taxpayer Identification (Social Security) Number for this account.
      [----------]

      If you do not have a U.S. Taxpayer Identification Number for this account, please leave this box blank.

         Important: For your vote to be cast, the Voter Control
         Number and the last four digits of the U.S. Taxpayer
         Identification (Social Security) Number for this account must match the numbers on our records.



                                     Proceed

Internet Voting Screen No. 2

[Edison International Logo]

VOTE BY NET
[Graphic Omitted]

         Welcome!

         Name Line
         Address Line
         City, State, Zip Line

                                     Proceed


Copyright(C)2000 EquiServe. All rights reserved.

Internet Voting Screen No. 3

[Edison International Logo]


                          Proxy/Voting Instruction Card
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

JOHN E. BRYSON and THEODORE F. CRAVER, JR. are hereby appointed proxies of the undersigned with full power of substitution to vote all shares of stock the undersigned is entitled to vote at the annual meeting of shareholders of Edison International to be held at the DoubleTree Hotel Ontario, 222 N. Vineyard Avenue, Ontario, California, on May 14, 2001, at 1;30 p.m., Pacific Time, or at any adjournment or postponement of the meeting, with all the powers and discretionary authority the undersigned would possess if personally present at the meeting on the matter listed below.

The shares will be voted as indicated on this card. In addition, the appointed proxies may vote in their discretion on such other matters as may properly come before the meeting.

           VOTING INSTRUCTIONS TO THE EDISON INTERNATIONAL STOCK FUND
            INVESTMENT MANAGER, STATE STREET BANK AND TRUST COMPANY

If I hold shares through the Southern California Edison Company Stock Savings Plus Plan, this card also provides the following voting instructions to the Edison International stock fund investment manager: You are instructed to vote confidentially as described above the shares of stock credited and conditionally credited to my account through March 23, 2001. I understand that the stock will be voted as directed provided the Edison International stock fund investment manager receives this card by 5:00 p.m., Eastern Time, on May 9, 2001, and all stock for which the Edison International stock fund investment manager has not received instructions by this card at the designated time may be voted in its discretion.


The Directors recommend a Vote of "FOR" Item 1.

Check this box to cast your vote in accordance with the recommendations of the Board of Directors [__]

                               For All Nominees        Withhold
                               Except As Noted         As To All
                                   Below               Nominees

1.  Election of Directors          [__]                  [__]

Or, check the box for the Director(s) from whom you wish to withhold your vote:

    [__]  J.E. Bryson        [__]  W. Christopher       [__]  S.E. Frank
    [__]  J.C. Hanley        [__]  C.F. Huntsinger      [__]  C.D. Miller
    [__]  L.G. Nogales       [__]  R.L. Olson           [__]  J.M. Rosser
    [__]  R.H. Smith         [__]  T.C. Sutton          [__]  D.M. Tellep
    [__]  E. Zapanta


Check the box below, if the option applies to you.

    [__]  Mark here if you plan to attend the Annual Meeting.


To submit your vote please click the button below.
(Your vote will not be counted until the Submit Your Vote button is clicked.)

                                Submit Your Vote


Copyright(C)2000 EquiServe.  All rights reserved.

Internet Voting Screen No. 4

[Edison International Logo]

VOTE BY NET
[Graphic Omitted]

Your proxy vote has been recorded as follows:

         1.  Election of Directors
         [Stockholder's vote inserted here.]

Please review your vote. If this is incorrect, please use the Back button on your browser, change your vote and resubmit. If this is correct, please click the button below.

                                     Proceed


Copyright(C)2000 EquiServe.  All rights reserved.

Internet Voting Screen No. 5

[Edison International Logo]

VOTE BY NET
[Graphic Omitted]

Success! Your vote has been cast and will be tabulated by EquiServe within 24 hours. Please take a moment to review the options below.




You can now vote another proxy card or exit to EquiServe's homepage.

                               Vote Another Proxy


Copyright(C)2000 EquiServe.  All rights reserved.

[TELEPHONE VOTING SCRIPT]


                          2001 Telephone Voting Script
               Toll Free from the U.S. and Canada: 1-877-779-8683
          Call Collect from outside the U.S. and Canada: 1-201-536-8073


1. Welcome to the electronic voting system. Please have your proxy card or voting instruction sheet or ballot available before voting.

2. Enter the Voter Control Number as it appears on the card followed by the pound sign.

3.       One moment please while we verify your information.

4. Enter the last four digits of the U.S. Social Security number or the U.S. taxpayer identification number for this account followed by the pound sign.

5.       The company that you are voting is Edison International.

6. Your vote is subject to the same terms and authorizations as indicated on the proxy card. It also authorizes the named proxies to vote according to the instructions at the meeting of the stockholders.

7. To vote the proposal in accordance with the recommendations of the Board of Directors, press 1. If you wish to vote on the proposal, press 2.

                  If 1, go to 9.
                  If 2, go to 8.

8. Item # 1. To vote for all nominees press 1. To withhold from all nominees press 2. To withhold from individual nominees press 3.

                  If 1, go to 9.
                  If 2, go to 9.
                  If 3, go to Director Exception.

                  Director Exception
                  Enter the 2-digit number next to the nominee from whom you would like to withhold your vote followed by the pound key. Or if you have completed voting on directors, press the pound key again.
                           If pound key entered twice, go to 9. If valid nominee number, go to Next Nominee.

                  Next Nominee
                  To withhold your vote from another nominee, enter the 2-digit number next to the nominee followed by the pound key, or if you have completed voting on directors press the pound key again.
                           If pound key entered twice, go to 9. If valid nominee number, go to Next Nominee.

                  Invalid Nominee Number
                  You have entered an invalid nominee number.
                           {Go to Next Nominee.}
                                  ------------

9. If you would like to attend the annual meeting, press 1. If not, press 2.
                  If 1, go to 10.
                  If 2, go to 10.

10.      You have cast your vote as follows:

                  Playback {Playback the appropriate vote for this proxy card.}

                  Default Playback
                  You have voted in the manner recommended by the Board of Directors.

                  Director Proposal Playback
                  Voted for all nominees: Item #1. You have voted for all nominees.

                  Withhold from all nominees: Item #1. You have voted to withhold your vote from all nominees.

                  Withhold from individual nominees: Item #1. You have voted for all nominees except for the following nominee numbers.

11.      To confirm your vote, press 1.  To cancel your vote, press 2.
                  If 1, go to 13.
                  If 2, go to 12.

12. Your vote has been canceled. If you wish to vote this card or another card, press 1. Otherwise, please hang up and mark, sign, and return your card in the envelope provided. Thank you for calling.

13. Your vote has been successfully recorded. It is not necessary for you to mail in your card. If you wish to vote another card or change your vote, press 1. Otherwise, please hang up. Thank you for voting.

              Invalid Control Numbers
              We were unable to authenticate the information that you entered.

              No Key Pressed
              Go to the same item (repeat three times); otherwise, go to Error.

              Invalid Number
              You have entered an invalid option. Go to the same item (repeat three times); otherwise, go to Error.

              Error
              We are unable to process your request at this time. Thank you for calling.

{Call ends.}